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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TNS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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11480 Commerce Park Drive, #600
Reston, Virginia 20191
(703) 453-8300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, May 17, 2005

        The 2005 Annual Meeting of Stockholders of TNS, Inc. will be held at our offices at 1939 Roland Clarke Place in Reston, Virginia on Tuesday, May 17, 2005 at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following matters:

  1.
  To elect directors to serve until the 2006 Annual Meeting of Stockholders.

  2.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our 2005 fiscal year.

  3.
  To approve amendments to our 2004 Long-Term Incentive Plan with respect to the addition of 2,261,000 shares.

  4.
  To consider such other business that may properly come before the meeting or any adjournment of the meeting.

        Stockholders of record at the close of business on April 4, 2005 will be entitled to vote at the annual meeting or at any adjournment of the annual meeting.

        Our board of directors hopes that you will attend the meeting. Your vote is very important. Whether or not you plan to attend, please complete, date, sign and return the enclosed proxy card in the accompanying envelope. Your prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

By Order of the Board of Directors,
Michael Q. Keegan, Secretary

April 18, 2005

11480 Commerce Park Drive, #600
Reston, Virginia 20191
(703) 453-8300

PROXY STATEMENT

        Our board of directors is soliciting your proxy with the enclosed proxy card for use at the 2005 Annual Meeting of Stockholders of TNS, Inc. to be held on Tuesday, May 17, 2005 and at any adjournments of the meeting. This proxy statement and accompanying proxy are first being sent or given to stockholders on or about April 20, 2005. Throughout this proxy statement, we refer to TNS, Inc. as "we," "our," "us," "TNS" or "the Company."

GENERAL INFORMATION ABOUT VOTING

        Who can vote.    You will be entitled to vote your shares of our common stock at the annual meeting if you were a stockholder of record at the close of business on April 4, 2005. As of that date, 28,074,438 shares of our common stock were outstanding and entitled to one vote each at the meeting. You are entitled to one vote on each item voted on at the meeting for each share of our common stock that you held on April 4, 2005.

        How to vote your shares.    You can vote your shares either by attending the annual meeting and voting in person or by voting by proxy. If you choose to vote by proxy, please complete, date, sign and return the enclosed proxy card. The proxies named in the enclosed proxy card will vote your shares as you have instructed. You may authorize the proxies to vote your shares in favor of each of the proposals contained in this proxy statement by simply signing and returning the enclosed proxy card without indicating how your votes should be cast.

        Even if you expect to attend the meeting, please complete and mail your proxy card in any case in order to assure representation of your shares. If you attend the meeting, you can always revoke your proxy by voting in person. No postage is necessary if the proxy card is mailed in the United States.

        Quorum.    A quorum of stockholders is required in order to transact business at the annual meeting. A majority of the outstanding shares of common stock entitled to vote must be present at the meeting, either in person or by proxy, to constitute a quorum.

        Number of votes required.    The number of votes required to approve each of the proposals that are scheduled to be presented at the meeting is as follows:

	Proposal	Required Vote
•	Election of directors	For each nominee, a plurality of the votes cast for or withheld from such nominee.
•	Ratification of appointment of independent registered public accounting firm	A majority of the votes cast for or against ratification.
•	Approval of amendments to the TNS, Inc. 2004 Long-Term Incentive Plan	A majority of the votes cast for or against approval.

        Abstentions and broker non-votes.    A broker non-vote occurs when a broker cannot vote a customer's shares registered in the broker's name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a "broker non-vote." Abstentions and broker non-votes will be considered as present for quorum purposes, but will not count as votes cast in the election of directors, in the vote on ratifying the appointment of our independent registered public accounting firm or in the vote on approving the amendments to our 2004 Long-Term Incentive Plan. Therefore, abstentions and broker non-votes will have no effect on the voting on these matters at the meeting.

        Discretionary voting by proxies on other matters.    Aside from the election of directors, the ratification of the appointment of our independent registered public accounting firm and the approval of the amendments to our 2004 Long-Term Incentive Plan, we do not know of any other proposal that may be presented at the 2005 annual meeting of our stockholders. However, if another matter is properly presented at the meeting, the persons named in the accompanying proxy card will exercise their discretion in voting on the matter.

        How you may revoke your proxy.    You may revoke the authority granted by your executed proxy card at any time before we exercise it by voting in person at the annual meeting, or by notifying our Corporate Secretary in writing, by executing a new proxy card bearing a later date and delivering the new executed proxy card to our Corporate Secretary at 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191.

        Expenses of solicitation.    We will bear all costs of soliciting proxies. We will request that brokers, custodians and fiduciaries forward proxy soliciting material to the beneficial owners of stock held in their names, for which we will reimburse their out-of-pocket expenses. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, personal interviews or other means.

        Stockholders sharing the same surname and address.    In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions may be receiving only one copy of our annual report and proxy statement. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you would like to have additional copies of our annual report and/or proxy statement mailed to you, please call or write us at our principal executive offices, 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations, telephone: (800) 240-2824 ext. 8509. If you want separate copies of the proxy statement or annual report to be sent to each stockholder in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder.

SECURITY OWNERSHIP OF MANAGEMENT AND FIVE PERCENT OWNERS

        The following table shows the number of shares of our common stock beneficially owned as of March 31, 2005 (unless otherwise indicated) by (i) the only persons known by us to own more than five percent of our outstanding shares of common stock, (ii) our directors and the nominee for director, (iii) the executive officers named in the Summary Compensation Table contained in this proxy statement, and (iv) all of our directors and executive officers as a group.

        The number of shares beneficially owned by each holder is based upon the rules of the Securities and Exchange Commission ("SEC"). Under SEC rules, beneficial ownership includes any shares over which a person has sole or shared voting or investment power as well as shares which the person has the right to acquire within 60 days by exercising any stock option or the vesting of any other right. Accordingly, this table includes shares that each person has the right to acquire on or before May 30, 2005. Unless otherwise indicated, to our knowledge, each person has sole investment and voting power

(or shares that power with his or her spouse) over the shares in the table. By including in the table shares that he or she might be deemed beneficially to own under SEC rules, a holder does not admit beneficial ownership of those shares for any other purpose.

        To compute the percentage ownership of any stockholder or group of stockholders in the following table, the total number of shares deemed outstanding includes 28,049,185 shares that were outstanding on March 31, 2005 (which number does not include 25,253 shares held by us as treasury shares), plus any shares that a holder or group of holders could acquire upon exercising any options or the vesting of any restricted stock awards held by that holder or group of holders on or before May 30, 2005.

	Shares of Common Stock Beneficially Owned
Beneficial Owner
	Shares	Percent
GTCR Fund VII, L.P. (1)(2)	12,589,783	44.9
GTCR Fund VII/A, L.P. (1) (2)	12,589,783	44.9
GTCR Co-Invest, L.P. (1)(2)	12,589,783	44.9
GTCR Capital Partners, L.P. (1)(2)	12,589,783	44.9
GTCR Partners VII, L.P. (1)(2)	12,589,783	44.9
GTCR Golder Rauner, L.L.C. (1)(2)	12,589,783	44.9
GRCR Mezzanine Partners, L.P. (1)(2)	12,589,783	44.9
John J. McDonnell, Jr. (3)	891,152	3.3
Brian J. Bates (4)	321,115	1.1
Henry H. Graham, Jr. (5)	285,137	1.0
John J. McDonnell III (6)	338,047	1.2
Matthew M. Mudd (7)	305,000	1.1
Alan R. Schwartz (8)	7,035	*
Bruce V. Rauner (1) (2)	12,589,783	44.9
Philip A. Canfield (1)(2)	12,589,783	44.9
Collin E. Roche (1)(2)	12,589,783	44.9
John B. Benton (9)	16,436	*
Stephen X. Graham (10)	16,405	*
George G. Moore (11)	23,936	*
John V. Sponyoe	0	—
All directors and executive officers as a group (18 persons)(12)	15,040,424	53.6

*
Percentage is less than 1% of all outstanding shares of common stock.

(1)
Includes 8,420,080 shares of common stock held by GTCR Fund VII, L.P., 3,608,606 shares of common stock held by GTCR Fund VII/A, L.P., 110,126 shares of common stock held by GTCR Co-Invest, L.P., 372,456 shares of common stock held by GTCR Capital Partners, L.P., 509 shares of common stock held by GTCR Mezzanine Partners, L.P., 76,569 shares of common stock held by GTCR Partners VII, L.P. and 1,437 shares of common stock held by GTCR Golder Rauner, L.L.C. Each of Messrs. Rauner, Canfield and Roche is a principal in GTCR Golder Rauner, L.L.C., which is the general partner of (a) GTCR Partners VII, L.P., which is the general partner of GTCR Fund VII, L.P. and GTCR Fund VII/A, L.P., (b) GTCR Partners VI, L.P., which is the general of GTCR Mezzanine Partners, L.P., which is the general partner of GTCR Capital Partners, L.P. and (c) GTCR Co-Invest, L.P. Each of Messrs. Rauner, Canfield and Roche disclaim the beneficial ownership of the shares held by such entities except to the extent of his proportionate pecuniary interests therein. With respect to these holdings, GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and GTCR Capital Partners, L.P. have agreed to tender an aggregate of 6,000,000 shares of common stock in connection with the tender offer TNS commenced on April 5, 2005.

(2)
The address of each of GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P., GTCR Capital Partners, L.P., GTCR Golder Rauner, L.L.C., GTCR Mezzanine Partners, L.P., GTCR Partners VII, L.P. and Messrs. Rauner, Canfield and Roche is c/o GTCR Golder Rauner, L.L.C., 6100 Sears Tower, Chicago, Illinois 60606.

(3)
Includes 42,847 shares of common stock owned by his spouse and 302,312 shares of common stock owned by McDonnell & Associates, L.P., a Delaware limited partnership controlled by Mr. McDonnell, Jr. Of the shares listed in the table, 99,064 shares are unvested under a senior management agreement between us and Mr. McDonnell, Jr., 16,512 shares of which vest within 60 days.

(4)
Includes 15,115 shares of common stock owned by his spouse and 1,000 shares of common stock owned by Mr. Bates as custodian for his minor daughter. Of the shares listed in the table, 61,915 shares are unvested under a senior management agreement between us and Mr. Bates, 10,320 shares of which vest within 60 days.

(5)
Of the shares listed in the table, 61,915 shares are unvested under a senior management agreement between us and Mr. H. Graham, 10,320 shares of which vest within 60 days.

(6)
Includes 2,000 shares of common stock owned by Mr. McDonnell III as custodian for his minor son and 2,000 shares of common stock owned by Mr. McDonnell III as custodian for his minor daughter. Of the shares listed in the table, 61,915 shares are unvested under a senior management agreement between us and Mr. McDonnell III, 10,320 shares of which vest within 60 days.

(7)
Includes 15,115 shares of common stock owned by his spouse. Of the shares listed in the table, 61,915 shares are unvested under a senior management agreement between us and Mr. Mudd, 10,320 shares of which vest within 60 days.

(8)
Includes 6,735 shares issuable to Mr. Schwartz upon exercise of options currently exercisable or exercisable by Mr. Schwartz within 60 days.

(9)
Includes 12,942 shares issuable to Mr. Benton upon exercise of options currently exercisable or exercisable by Mr. Benton within 60 days and 398 shares issuable to Mr. Benton upon vesting of restricted stock awards within 60 days. The address for Mr. Benton is c/o Benton Consulting Partners, 655 Deep Valley Drive, Suite 120, Rolling Hills Estates, California 90274.

(10)
Includes 12,411 shares issuable to Mr. S. Graham upon exercise of options currently exercisable or exercisable by Mr. Graham within 60 days and 398 shares issuable to Mr. S. Graham upon vesting of restricted stock awards within 60 days. The address for Mr. S. Graham is c/o Crosshill Financial Group, Inc., 1000 Wilson Blvd. Suite 1850, Arlington, Virginia 22209.

(11)
Includes 12,942 shares issuable to Mr. Moore upon exercise of options currently exercisable or exercisable by Mr. Moore within 60 days and 398 shares issuable to Mr. Moore upon vesting of restricted stock awards within 60 days. The address for Mr. Moore is c/o TARGUS Information Corporation, 8010 Towers Crescent Drive, 5th Floor, Vienna, Virginia 22182.

(12)
Includes 73,525 shares issuable upon exercise of options currently exercisable or exercisable within 60 days and 1,194 shares issuable upon vesting of restricted stock awards within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our directors, our executive officers and anyone owning beneficially more than ten percent of our equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file with the SEC reports of their ownership and changes of their ownership of our securities. They must also furnish copies of the reports to us. Based solely on our review of the reports furnished to us and any written representations that no other reports were required, we believe that during our 2004 fiscal year, our directors, executive officers and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, except that a late Form 4 was filed on behalf of Barry Toser relating to the purchase of 1,000 shares of our common stock during our fiscal year 2004, a late Form 4 was filed on behalf of Larry Crompton relating to the purchase of 3,000 shares of our common stock during our fiscal year 2004, a late Form 4 was filed on behalf of Alan Schwartz relating to the purchase of 300 shares of our common stock during our fiscal year 2004, a late Form 4 was filed on behalf of George Moore relating to the purchase of 10,000 shares of our common stock during our fiscal year 2004, a late Form 4 was filed on behalf of John Benton relating to the purchase of 2,500 shares of our common stock during our fiscal year 2004, and a late Form 4 was filed on behalf of Michael Keegan relating to the purchase of 500 shares of our common stock during our fiscal year 2004.

        We have a program to oversee the compliance of our executive officers and directors in their reporting obligations. We file reports of ownership with the SEC electronically as required via the EDGAR system.

PROPOSAL 1—ELECTION OF DIRECTORS

General

        Our board of directors currently consists of nine directors who serve a one year term. At the 2005 annual meeting of our stockholders, there are nine nominees for election to our board of directors this year. All of the nominees except Mr. John V. Sponyoe have served as directors since the last annual meeting. Information regarding the business experience of each nominee is provided below. Each director is elected annually to serve until the next annual meeting of our stockholders or until his or her successor is elected. If you return your proxy card in the enclosed envelope, the persons named in the enclosed proxy card will vote to elect these nine nominees unless you mark your proxy card otherwise. The proxy may not be voted for a greater number of nominees than nine. Each nominee has consented to being named in this proxy statement and to serve if elected. If for any reason a nominee should become unavailable for election prior to the annual meeting, the proxy may vote for the election of a substitute. We do not presently expect that any of the nominees will be unavailable.

        OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD FOR EACH OF THE FOLLOWING NOMINEES.

Vote Required

        The affirmative vote of a plurality of the total number of votes cast for or withheld from each of the nominees is required to elect each nominee to our board. Broker non-votes will be considered as present for quorum purposes, but will not be counted as votes cast. Accordingly, broker non-votes will have no effect on the voting of this matter.

Biographical Information

        The following table contains biographical information about the nominees. Information about the number of shares of common stock beneficially owned by each nominee and director, directly or indirectly, as of March 31, 2005 (unless otherwise indicated), appears above under "Security Ownership of Management and Five Percent Owners."

Name and Age	Business Experience and Other Directorships	Director Since
John J. McDonnell, Jr. Age: 67	John J. McDonnell, Jr. has served as our Chairman and Chief Executive Officer since April 2001. From February 2000 to September 2000, Mr. McDonnell was Chairman and Chief Executive Officer of PaylinX Corporation. Prior to that, Mr. McDonnell was President, Chief Executive Officer and a director of Transaction Network Services, Inc. since founding the company in 1990. Mr. McDonnell is also a director of CyberSource Corp. Mr. McDonnell has a B.S. in Electrical Engineering from Manhattan College, an N.S.E.E. from Rensselaer Polytechnic Institute and an Honorary Doctorate of Humane Letters from Marymount University.	2001
Brian J. Bates Age: 44
	Brian J. Bates has served as our President and Chief Operating Officer and our director since April 2001. From April 2000 to September 2000, Mr. Bates was President and Chief Operating Officer of PaylinX Corporation. From July 1999 to March 2000, Mr. Bates was Executive Vice President and General Manager, POS Services Division of Transaction Network Services, Inc., and he was Senior Vice President and General Manager, POS Services Division of Transaction Network Services, Inc. from 1996 to July 1999. Before that, Mr. Bates served Transaction Network Services, Inc. in various positions, as Vice President, Sales from 1992 to 1996, and Director of Sales from 1990 to 1992. Mr. Bates has a B.S. in Economics from The College of William and Mary.	2001
John J. McDonnell, III Age: 39
	John J. McDonnell III has served as our Executive Vice President, Corporate Development and our director since April 2001. From December 1999 to September 2000, Mr. McDonnell was Senior Vice President of PaylinX Corporation. From January 1999 to December 1999, Mr. McDonnell served as Senior Vice President, General Counsel and Secretary of Transaction Network Services, Inc., and he was Vice President, General Counsel and Secretary of Transaction Network Services, Inc. from August 1993 through December 1998. He also served as interim Treasurer of Transaction Network Services, Inc. from February 1997 to July 1997. Mr. McDonnell has a B.A. from Stanford University and a J.D. from UCLA School of Law.	2001

Bruce V. Rauner Age: 49	Bruce V. Rauner has served as our director since March 2001. Mr. Rauner is chairman of GTCR Golder Rauner, L.L.C. ("GTCR") and has been a principal of GTCR since 1981. Mr. Rauner has a B.A. in Economics from Dartmouth College and a M.B.A. from Harvard University. Mr. Rauner also serves as a board member of Coinmach Corporation and several private companies in GTCR's portfolio.	2001
Philip A. Canfield Age: 37	Philip A. Canfield has served as our director since October 2001. Mr. Canfield has been a principal at GTCR since 1997. Mr. Canfield has a B.S. in Finance from the Honors Business Program at the University of Texas at Austin and a M.B.A. from the University of Chicago. Mr. Canfield also serves as a board member of several private companies in GTCR's portfolio.	2001
John B. Benton Age: 62
	John B. Benton has served as our director since July 2001. Mr. Benton is the Senior Vice President, Head, International Operations of eFunds Corporation. Previously, Mr. Benton was the Managing Partner of Benton Consulting Partners, a firm Mr. Benton founded in May 2002 and sold to eFunds Corporation in January 2004. From February 1997 until his retirement from Perot Systems Corporation in April 2002, Mr. Benton held numerous senior management positions with Perot Systems, last holding the position of Deputy Head of the company's global financial services group. Prior to that, Mr. Benton was the Chief Executive Officer of Benton International, Inc. until it was acquired by Perot Systems in 1997. Before that, from 1976 to 1977, Mr. Benton served as the Executive Director of the United States National Commission on Electronic Funds Transfers, a position to which he was appointed by President Gerald R. Ford and confirmed by the U.S. Senate. Mr. Benton has a doctorate degree in Public Administration from the University of Southern California. Mr. Benton also has an A.B. from the University of Southern California and a Masters in International Public Administration from Syracuse University.	2001
Stephen X. Graham Age: 52	Stephen X. Graham has served as our director since February 2003. Mr. Graham is Managing Director of CrossHill Financial Group, Inc., which he founded in 1988, and has been a General Partner of CrossHill Georgetown Capital, LP since November 2000. Prior to that Mr. Graham was a Principal with Kidder Peabody & Co. and held positions with Merrill, Lynch & Co. and Arthur Young & Co. Mr. Graham received a B.A. from Georgetown University and a M.B.A. from the University of Chicago Graduate School of Business. He is currently a board member of several private companies.	2003

George G. Moore Age: 53
	George G. Moore has served as our director since April 2002. Mr. Moore has been Chief Executive Officer and co-founder of TARGUS Information Corp. since January 1993. He also has been chief executive officer of AMACAI Information Corporation since October 2001, chairman of Performix Technologies since April 2000, chairman of Buyers Choice Media Inc. since October 1997, and chairman and owner of Erne Heritage Holdings since March 1990. Prior to that, Mr. Moore was Executive Vice President of Equifax Marketing Decision Systems and Senior Vice President of CACI-International. Mr. Moore has a D.B.A. from George Washington University, a M.B.A. from George Washington University, a M.B.S. from University College, Dublin and a B.Comm. from University College, Dublin. He is currently a board member of several private companies.	2002
John V. Sponyoe Age: 66	Mr. Sponyoe was non-executive Chairman of Intelsat Corp. from July 2001 until January 2005, when the company was sold. Mr. Sponyoe also was Chief Executive Officer of Lockheed Martin Global Telecommunications, which was a wholly-owned subsidiary of Lockheed Martin Corporation and was merged with COMSAT Corporation, from August 1998 to February 2002. Prior to that, Mr. Sponyoe held various positions with Loral Corporation and IBM Corporation. Mr. Sponyoe has a B.A. from St. Bonaventure University and an M.B.A. from the University of Scranton Graduate School of Business.	—

        TNS, Inc. is a holding company, and Transaction Network Services, Inc. is our wholly owned subsidiary through which we conduct our business operations. Following its organization in 1990, Transaction Network Services, Inc. completed an initial public offering of its common stock in 1994. In November 1999, PSINet, Inc. acquired Transaction Network Services, Inc. Messrs. McDonnell, Jr., Bates and McDonnell III resigned their positions with Transaction Network Services, Inc. following its acquisition by PSINet, Inc. They subsequently joined with GTCR in November 2000 to pursue the acquisition of Transaction Network Services, Inc. from PSINet, Inc. TNS, Inc. was formed for this purpose in March 2001, and we completed the acquisition of Transaction Network Services, Inc. in April 2001. In March 2004, we completed our initial public offering.

        The board of directors in its business judgment has determined that Messrs. Rauner, Canfield, Benton, S. Graham and Moore qualify as independent directors and that Mr. Sponyoe, if elected, will qualify as an independent director. To qualify as independent, a director must meet the independence standards set out by the SEC, the New York Stock Exchange, and any other applicable regulatory body, and the board of directors must affirmatively determine that a director has no material relationship with us, other than as a director. In reaching its conclusion regarding independence, the board of directors, as part of its annual review of director independence, considered transactions and relationships between each director (or any member of his immediate family) and us and our subsidiaries and affiliates. As a result of this review, the board determined that each of Messrs. Rauner, Canfield, Benton, S. Graham and Moore and the nominee has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). In making this determination with respect to Mr. Moore, the board of directors noted that we purchase services in the ordinary course of business from, as well as sell services in the ordinary course of business to, TARGUS Information Corp. and concluded that, because neither the amounts we pay nor the amounts we are paid under the applicable agreements are material to us or the group of companies controlled by Mr. Moore, the relationship does not constitute a material relationship with us.

        Mr. Collin E. Roche has served as a member of our board of directors since 2001 and is not standing for re-election at this annual meeting.

        Mr. John J. McDonnell, Jr. is John J. McDonnell III's father and is the father-in-law of Brian J. Bates and Matthew M. Mudd.

CORPORATE GOVERNANCE
AND THE BOARD OF DIRECTORS

        We are committed to maintaining the highest standards of business conduct and corporate governance. Our business and affairs are managed under the direction of the board of directors in accordance with the General Corporation Laws of the State of Delaware and our articles of incorporation and bylaws. Members of the board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board and its committees. Our corporate governance practices are summarized below.

Corporate Governance Guidelines

        Our board of directors has adopted Corporate Governance Guidelines that set forth the practices of the board with respect to board composition, selection of directors, director compensation, role of the board, board meetings, committees of the board, director independence, responsibilities and tenure, and evaluations of the board, committees of the board and the chief executive officer. The Corporate Governance Guidelines are available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

Code of Ethics

        We have adopted codes of ethics that apply to our directors, officers and employees. The code of ethics for directors and the code of ethics for officers and employees are available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

Board and Committee Meeting Attendance

        With respect to the level of commitment expected of directors and related attendance protocols, as part of our Corporate Governance Guidelines, our board has adopted a policy that directors are expected to prepare for, attend and participate in all board and applicable committee meetings. Our board of directors held five meetings during our fiscal year 2004. During 2004, each of the incumbent directors attended more than 75% of the total number of board of director and committee meetings he was eligible to attend.

Executive Sessions

        Our Corporate Governance Guidelines provide that executive sessions, which are those sessions including only independent directors, should occur at least twice a year. The presiding director, for purposes of leading these sessions, is the Chairman of our Nominating and Corporate Governance Committee, unless the board of directors determines otherwise and such presiding director is disclosed in our annual proxy statement. In 2004, no executive sessions were held because of the number of meetings of the board and its committees associated with our initial public offering, which occurred in March 2004, and our secondary offering, which occurred in October 2004. We expect that at least two executive sessions will be held in 2005.

Communications with Directors

        Any director may be contacted by writing to him c/o TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191. Communications to the non-management directors as a group may be sent to the same address, c/o the Chairman of the Nominating and Corporate Governance Committee. We promptly forward all such correspondence to the indicated directors.

Committees of the Board

        The standing committees of the board of directors are the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. Upon completion of our initial public offering, we entered into an agreement with GTCR that provides that GTCR will retain representation on the Compensation Committee and the Nominating and Corporate Governance Committee until the earlier of such time that (i) GTCR ceases to own at least 37.5% of our common stock that it owned immediately after the closing of our initial public offering and (ii) a GTCR designee would be prohibited from serving on the committee under applicable law or the rules of the New York Stock Exchange.

Audit Committee

        The Audit Committee of our board of directors appoints, determines the compensation for and supervises our independent registered public accounting firm and auditors, reviews our internal accounting procedures, systems of internal controls and financial statements, reviews the services provided by our internal auditors, reviews and approves the services provided by our independent registered public accounting firm and auditors, including the results and scope of their audits, and resolves disagreements between management and our independent auditors. The Audit Committee consists of Messrs. Benton, S. Graham and Moore. Mr. S. Graham is chairman of the committee and has been designated as the "audit committee financial expert" as that term is defined in the rules of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). The Audit Committee operates under a written charter adopted by the board on February 12, 2004, as subsequently amended. The Audit Committee's charter, as amended and currently in effect, is attached to this proxy statement as Appendix A and is available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

        The board of directors has determined that all of the Audit Committee members are independent and financially literate as defined by the applicable New York Stock Exchange listing standards.

        The Audit Committee held six meetings during our fiscal year 2004. For additional information regarding the committee, see "Audit Information—Report of the Audit Committee" below.

Nominating and Corporate Governance Committee

        The role of the Nominating and Corporate Governance Committee of our board of directors is to identify individuals qualified to become members of the board of directors, to recommend that the board of directors select director nominees for the next annual meeting of stockholders and to develop and recommend to the board of directors a set of corporate governance principles applicable to the Company. Our Nominating and Corporate Governance Committee consists of Messrs. Benton and Roche, both of whom are independent as such term is defined by the New York Stock Exchange listing standards. Mr. Benton is the chairman of our Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee operates under a written charter adopted by the board on February 12, 2004, as subsequently amended. The Nominating and Corporate Governance Committee's charter, as amended and currently in effect, is available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite

600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations. The Nominating and Corporate Governance Committee did not meet during our fiscal year 2004.

        The Nominating and Corporate Governance Committee considers stockholder recommendations for candidates to serve on the board of directors. Stockholders entitled to vote for the election of directors may submit candidates for consideration by the committee by providing to the committee timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the committee. To be timely for the 2006 annual meeting of our stockholders, the notice must be received within the time frame set forth in "Stockholder Proposals for Our 2006 Annual Meeting of Stockholders" below. To be in proper form, the notice must include each nominee's written consent to be named as a nominee and to serve, if elected, and information about the stockholder making the nomination and the name and qualifications of person nominated for election. Such submissions should be addressed to our Corporate Secretary, TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191. These requirements are more fully described in Article II, Section 11 of our bylaws, which are available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

        Under the process used by us for selecting new board candidates, the Nominating and Corporate Governance Committee or other board members identify the need to add a new board member with specific qualifications or to fill a vacancy on the board of directors. Nominations to the board of directors also may be submitted to the Nominating and Corporate Governance Committee by the Company's stockholders. The Chairman of the Nominating and Corporate Governance Committee will initiate a search, seeking input from board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by stockholders. The Company's Corporate Governance Guidelines contain a number of board membership criteria that apply to nominees, including experience in leadership positions, our industry or other issues affecting the Company, and strong personal attributes, including integrity, loyalty and awareness of directors' responsibilities. Under these criteria, the board of directors seeks a diverse group of nominees who possess the background, skills and expertise to make a significant contribution to the board, to the Company, and to its stockholders, taking into account the current members of the board and the specific needs of the Company and of the board. Annually, the Nominating and Corporate Governance Committee recommends to the full board of directors the slate of directors to be recommended for nomination for election at the annual meeting of stockholders.

        Mr. Sponyoe was suggested to the Nominating and Corporate Governance Committee by Mr. McDonnell, Jr., our chairman and chief executive officer.

Compensation Committee

        The Compensation Committee of our board of directors reviews and recommends to the board the compensation and benefits of our executive officers, administers our equity incentive plans, and establishes and reviews general policies relating to compensation and benefits for our employees. The Compensation Committee currently consists of Messrs. S. Graham, Canfield and Moore, all of whom are independent as such term is defined by the New York Stock Exchange listing standards and none of whom have been an employee of the Company. Mr. Moore is the chairman of our Compensation Committee. The Compensation Committee operates under a written charter adopted by the board on February 12, 2004, as subsequently amended. The Compensation Committee's charter, as amended and currently in effect, is available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

        The Compensation Committee held six meetings during our fiscal year 2004. For additional information regarding the committee, see "Report of the Compensation Committee" below.

Annual Meeting Attendance

        We encourage members of the board of directors to attend, and we have encouraged the nominee to attend, the annual meeting of stockholders on May 17, 2005. This meeting will be our first annual meeting of stockholders since our initial public offering.

Director Compensation

        The Compensation Committee of our board of directors determines annually the amount of any fees, whether payable in cash, shares of common stock or options to purchase common stock, and expense reimbursements that directors receive for participating on, and for attending meetings of, the board of directors and committees of the board. We pay each director who is not an employee of the Company or a representative of GTCR an annual retainer fee of $30,000. We also award such directors equity compensation. During our fiscal year 2004, we granted each director who is not an employee of the Company or a representative of GTCR options to purchase 30,000 shares of our common stock, which options vested in equal monthly installments over a twelve month period. These options were granted at the fair market value of our common stock on the date of grant. Additionally, we pay the chairman of our Audit Committee an additional annual retainer fee of $8,000 and the chairman of our Compensation Committee an additional annual retainer fee of $5,000. We reimburse each director for reasonable out-of-pocket expenses related to attending board, committee and stockholder meetings.

        In October 2004, our board of directors established a stock ownership guideline for non-employee directors to enhance the link between director and stockholder interests. Each non-employee director is required to own stock of the Company equal in value to $100,000 within two years of the later of joining the board or the adoption of the stock ownership guideline.

EXECUTIVE OFFICERS

        Our executive officers and their respective ages and positions are as follows:

Name	Age	Position
John J. McDonnell, Jr.	67	Chairman and Chief Executive Officer, and Director
Brian J. Bates	44	President and Chief Operating Officer, and Director
Heidi R. Goff	57	Executive Vice President and General Manager, POS Division
Henry H. Graham, Jr.	54	Executive Vice President, Chief Financial Officer and Treasurer
Michael Q. Keegan	38	Executive Vice President, General Counsel and Secretary
John J. McDonnell III	39	Executive Vice President, Corporate Development, and Director
Matthew M. Mudd	41	Executive Vice President, Technology
Mark G. Cole	39	Senior Vice President, Network Operations
Edward C. O'Brien	57	Senior Vice President, Corporate Controller
Alan R. Schwartz	43	Senior Vice President and General Manager, Financial Services Division
Barry S. Toser	46	Senior Vice President and General Manager, Telecommunication Services Division
Scott E. Ziegler	47	Senior Vice President and Chief Systems Officer

        The following information sets forth biographical information for all executive officers. Such information with respect to John J. McDonnell, Jr., Brian J. Bates, and John J. McDonnell III is set forth above in the "Proposal 1—Election of Directors" section.

        Heidi R. Goff has served as our Executive Vice President and General Manager, POS Division since January 2005. From May 2004 to December 2004, Ms. Goff was our Senior Vice President, POS Division. From October 2001 to May 2004, Ms. Goff was the President and Chief Operating Officer of U.S. Wireless Data, Inc., a company from which TNS acquired assets in May 2004. From March 2001 to October 2001, Ms. Goff was an independent consultant. From June 1999 to March 2001, Ms. Goff was President and Chief Executive Officer of ExchangePath, LLC, an Internet payments company. From April 1996 to June 1999, Ms. Goff served as Executive Vice President, Strategy and Market Development for Global Payment Systems, a joint venture company of National Data Corporation and MasterCard International. From November 1984 to April 1996, Ms. Goff served in several executive positions for MasterCard International. During her tenure at MasterCard International, Ms. Goff's executive positions included: Vice President, Debit Services, Senior Vice President and General Manager, Merchant Services, and Senior Vice President, Global Merchant Services. Ms. Goff holds a Bachelors of Business Administration Degree from Spencerian College.

        Henry H. Graham, Jr. has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2001. From January 2000 to September 2000, Mr. Graham was Senior Vice President, Chief Financial Officer and Treasurer of PaylinX Corporation. From April 1999 to January 2000, Mr. Graham was Senior Vice President, Chief Financial Officer and Treasurer of Transaction Network Services, Inc. From July 1998 to April 1999, Mr. Graham was Senior Vice President and General Manager of the OmniLink Communications division of Transaction Network Services, Inc. after the acquisition of substantially all of the assets of OmniLink Communications Corporation. Before that, Mr. Graham served as OmniLink's Chief Financial Officer and Vice President of Administration from December 1996 to July 1998. Mr. Graham has a B.S. in Business Administration from The Citadel.

        Michael Q. Keegan has served as our Executive Vice President, General Counsel and Secretary since September 2003. From April 2001 to September 2003, Mr. Keegan was our Senior Vice President, General Counsel and Secretary. From November 2000 to April 2001, Mr. Keegan was the Executive Vice President, General Counsel and Secretary of Internet Partnership Group (US), Inc. From February 2000 to November 2000, Mr. Keegan was the Vice President and Assistant General Counsel of Internet Partnership Group. From May 1998 to February 2000, Mr. Keegan was an independent consultant. From September 1992 to May 1998, Mr. Keegan was a corporate associate at the law firm of LeBoeuf, Lamb, Greene and MacRae, L.L.P. Mr. Keegan has a B.A. from the University of Notre Dame and a J.D. from the University of Virginia School of Law.

        Matthew M. Mudd has served as our Executive Vice President, Technology since April 2001. From September 2000 to March 2001, Mr. Mudd was the Director of Long-Haul Networking of Cogent Communications. From April 2000 to September 2000, Mr. Mudd was Senior Vice President and Chief Information Officer of PaylinX Corporation. Before that, Mr. Mudd served Transaction Network Services, Inc. in various positions, as Senior Vice President, Operations from January 1997 to November 1999 and Vice President, Operations from 1993 through 1996. Mr. Mudd is a son-in-law of John J. McDonnell, Jr. and is the brother-in-law of both John J. McDonnell III and Brian J. Bates. Mr. Mudd has a B.A. from Boston College.

        Mark G. Cole has served as our Senior Vice President, Network Operations since April 2001. From March 2000 to April 2001, Mr. Cole was the Senior Vice President—Operations of Transaction Network Services, Inc. From July 1999 to March 2000, Mr. Cole was the Vice President, Network Control Center of Transaction Network Services, Inc., and he was the Senior Director, Network Control Center of Transaction Network Services, Inc. from February 1999 to July 1999. From March 1996 to February 1999, Mr. Cole was the Director, Network Control Center of Transaction Network Services, Inc. Before that, Mr. Cole served Transaction Network Services, Inc. in various positions since April 1992. Mr. Cole's communication training originated with the U.S. Army, where he held several supervisory and technical positions.

        Edward C. O'Brien has served as our Senior Vice President and Corporate Controller since April 2001. From January 2000 to September 2000, Mr. O'Brien was Vice President and Corporate Controller of PaylinX Corporation. Prior to that, Mr. O'Brien was Vice President and Corporate

Controller of Transaction Network Services, Inc. from June 1999 to January 2000. Mr. O'Brien was Vice President of Accounting for World Dutyfree from July 1998 to June 1999. Prior to that, Mr. O'Brien worked in various positions at Trak Auto where he was Vice President and Corporate Controller when he left in July 1998. Mr. O'Brien has a B.S. from the University of Baltimore.

        Alan R. Schwartz has served as our Senior Vice President and General Manager of the Financial Services Division since April 2001. From November 1999 to April 2001, Mr. Schwartz was the Senior Vice President and General Manager of the Financial Services Division of Transaction Network Services, Inc. From July 1998 to November 1999, Mr. Schwartz was Director of Sales of the Financial Services Division of Transaction Network Services, Inc. Before that, Mr. Schwartz worked in various positions at Datastream International where he was the Vice President and Country Manager (North America) when he left in July 1998. Mr. Schwartz has a M.B.A. from the Leonard N. Stern School of Business at New York University and a B.S. in Business Administration from Boston University.

        Barry S. Toser has served as our Senior Vice President and General Manager of the Telecommunication Services Division since July 2001. From January 2001 to June 2001, Mr. Toser was a partner at Paul-Tittle Search Group. From March 2000 to December 2000, Mr. Toser was Executive Vice President of sales and marketing and a member of the board of directors at GlobalNet International. From January 1999 to January 2000, Mr. Toser was Vice President of global carrier services at Destia/Viatel. From October 1997 to January 1999, Mr. Toser was Vice President of AlphaNet Telecom. Before that, Mr. Toser held various positions in sales, sales management, and marketing management with Sprint Corp., Cable & Wireless Communications, Inc. and Teleglobe, Inc. Mr. Toser is currently the President of TelecomHUB, a telecommunications industry networking group. Mr. Toser has a B.A. from the University of Maryland.

        Scott E. Ziegler has served as our Senior Vice President and Chief Systems Officer since April 2001. From August 2000 to April 2001, Mr. Ziegler was the Executive Vice President and Chief Systems Officer of Transaction Network Services, Inc. From April 1999 to August 2000, Mr. Ziegler was Senior Vice President Systems Integration of Transaction Network Services, Inc., and he was the Vice President Systems Integration from April 1996 to April 1999. Before that, Mr. Ziegler served Transaction Network Services, Inc. in various positions since July 1992. Mr. Ziegler has a B.S. from the University of Maryland.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of our board of directors establishes the total compensation policies for the Company's executive officers and directors. The Compensation Committee also is responsible for approving the equity compensation of executive officers under the Company's applicable equity plans. The Compensation Committee submits this report on compensation policies and actions during our fiscal year 2004 with respect to our executive officers, including Mr. McDonnell, Jr. in his capacity as our Chief Executive Officer and our four most highly compensated other employees who served as executive officers during our 2004 fiscal year. Each member of the Compensation Committee is an independent director, who has never been an employee of the Company.

Executive Officer Compensation Philosophy

        The Company bases its executive officer compensation philosophy on the belief that competitive compensation is essential to attract, motivate, retain and reward highly-qualified and industrious executives who contribute to the Company's long-term success. In accordance with this philosophy, the compensation program includes both motivational and retention-related compensation components. The Company also strives to provide total compensation that is competitive with other companies in comparable lines of business.

        The executive officer compensation program rewards executive officers for short and long-term performance. In addition to base salary, executive officers are compensated on a performance-oriented basis through the use of incentive compensation linking both annual and longer-term results. The annual incentive bonus is intended to tie individual compensation to the annual performance of the Company. The Compensation Committee believes that annual Company performance reflects the contributions made by the officer, individually and as part of a team. Equity compensation awards are included in the compensation program to reward executive officers for longer-term strategic actions that increase Company value and thus stockholder value. This use of equity compensation directly relates a significant portion of each executive officer's long-term remuneration to the Company's stock price, and thus aligns the executive's compensation with the interests of the Company's other stockholders. The granting of stock options, as well as restricted stock awards, is used: (1) to recognize promotions of executives into positions of significant responsibilities; (2) to recognize significant accomplishments of executives; and (3) as an additional incentive to attract and retain high level executive talent.

        The Compensation Committee periodically reviews the effectiveness and competitiveness of the Company's executive officer compensation program with the assistance of an independent consultant.

Compliance with Internal Revenue Code section 162(m)

        Section 162(m) of the Internal Revenue Code (the "Code"), enacted in 1993, generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, if certain performance-based requirements are met, qualifying compensation will not be subject to this deduction limit. While the Compensation Committee considers the impact of this rule when developing and implementing the Company's executive officer compensation programs, the Committee believes that it is important to preserve flexibility in designing compensation programs. Accordingly, the Compensation Committee has not adopted a policy that all compensation must qualify as deductible under Section 162(m). While grants of options under our 2004 Long-Term Incentive Plan are intended to qualify as "performance- based", restricted stock granted under our 2004 Long-Term Incentive Plan and amounts paid under the Company's other compensation programs may not qualify.

Executive compensation program

        Compensation for our executives consists of three principal elements: annual base salary, incentive compensation and equity compensation. The Compensation Committee considers the overall compensation package when setting any one component of an executive's compensation.

        Base salary.    In setting the base salaries for the named executive officers for 2004, the Compensation Committee considered both Company and individual performance, a compensation range which corresponds to the individual's job responsibilities and relevant peer group survey findings. While many aspects of performance can be measured in financial terms, our Compensation Committee also evaluates executive management in areas of performance that are more subjective. These areas include the development and execution of strategic plans, the exercise of leadership and contributions to improving our products and processes.

        Incentive Compensation.    Annual incentive awards such as cash bonuses for executive officers are based on the achievement by the Company of budgetary and other business objectives. Budgetary and other objectives are set at the beginning of the year by our board of directors. Additionally, during the year the Compensation Committee reviews individual performance and may award additional compensation based upon superior individual performance, particularly as it impacts growth, profits and/or competitive position. Incentive awards for our fiscal year 2004 for the named executive officers are reflected in the table on page 17.

        Equity Compensation.    The Company uses stock options and restricted stock awards to reward executive officers for long-term performance and as a method to attract, motivate and retain key employees. The use of equity-based compensation provides a vital link between the long-term results achieved for our stockholders and the rewards provided to executive officers.

        To date, equity compensation has been provided in the form of grants of stock options in accordance with our 2001 Founders' Stock Option Plan and grants of stock options and restricted stock awards in accordance with our 2004 Long-Term Incentive Plan, although the 2004 Long-Term Incentive Plan permits a variety of equity-based awards, including stock options, stock appreciation rights, performance units, performance shares, restricted stock and restricted stock units.

        Awards under the 2004 Long-Term Incentive Plan are designed to provide executive officers with the incentive to maximize stockholder value by creating a direct link between executive compensation and long-term stockholder return. The Compensation Committee meets to discuss the grant of awards at least annually, with each executive officer being considered for an award periodically at the sole discretion of the Compensation Committee. The stock option grants awarded to date allow executive officers to acquire shares of the Company's common stock, subject to the completion of a vesting period (usually four years) and continued employment with the Company. These options have fixed exercise prices and have ten-year terms. To date, all stock options have been granted at the fair market value of our common stock on the date of grant. The restricted stock awards granted to date provide executive officers shares of our common stock, subject to the completion of a vesting period (usually four years) and continued employment with the Company.

        With respect to any fiscal year, the Compensation Committee, through review of stock programs and competitive practices at comparable companies, determines the aggregate amounts, terms and timing of stock option and restricted stock awards with, from time to time, the assistance of outside consultants. The number of shares covered by each award reflects the executive's level of responsibility along with past and anticipated future contributions to the Company and the number of stock options and/or restricted stock awards previously granted.

        An agreement with GTCR requires the Company to obtain the consent of GTCR before issuing stock-based compensation to any of Messrs. McDonnell, Jr., Bates, H. Graham, McDonnell III, Mudd and O'Brien. GTCR's rights under this provision will terminate when GTCR ceases to own at least 37.5% of Company common stock that it owned immediately following the closing of the Company's initial public offering.

Chief Executive Officer

        Mr. McDonnell, Jr.'s initial annual base salary was set forth in his management agreement with the Company entered into in April 2001. Since 2001, the Compensation Committee has adjusted on an annual basis Mr. McDonnell's base salary. Mr. McDonnell, Jr.'s annual base salary for our fiscal year 2004 was fixed at $461,040 by the Compensation Committee, representing a $13,436 increase from Mr. McDonnell, Jr.'s base salary during our fiscal year 2003. The Compensation Committee set Mr. McDonnell, Jr.'s base salary at a level it believed was consistent with Mr. McDonnell, Jr.'s salary history at TNS. Under Mr. McDonnell, Jr.'s management agreement, Mr. McDonnell, Jr. is eligible to receive an annual bonus (paid in quarterly installments) of up to 100% of his then-applicable base salary to the extent TNS attains budgetary and other objectives established by our board of directors. The Compensation Committee was responsible for determining Mr. McDonnell, Jr.'s bonus after the end of each fiscal quarter of 2004 by evaluating the Company's financial performance during the fiscal quarter. After evaluating the Company's results following these fiscal quarters, Mr. McDonnell, Jr. received an aggregate bonus of $461,038 for our fiscal year 2004. The Compensation Committee believes Mr. McDonnell, Jr.'s base salary and bonus for fiscal year 2004 reflect the Company's overall financial performance together with his achievements in furthering the progress of the Company's operational and financial goals.

Compensation Committee

Stephen X. Graham
Philip A. Canfield
George G. Moore

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        None of the directors who are members of our Compensation Committee are, nor have they ever been at any time since our initial public offering, one of our officers or employees. None of the directors who are members of our Compensation Committee serve as a member of the board of directors or Compensation Committee of any entity that has one or more of our executive officers serving as a member of its board of directors or Compensation Committee.

EXECUTIVE COMPENSATION

        The table below provides earned compensation information for our CEO and our four most highly compensated other employees who served as our executive officers during some or all of our 2004 fiscal year whose salary and bonus earned for fiscal year 2004 exceeded $100,000.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and principal position	Year	Salary($)	Bonus($)	Restricted Stock Awards($)(1)	Securities Underlying Options(#)	All other compensation($)(2)
John J. McDonnell, Jr., Chairman and Chief Executive Officer	2004 2003 2002	461,040 447,604 434,563	461,038 450,888 352,484	— — —	— — —	3,047 3,212 2,125
Brian J. Bates, President and Chief Operating Officer	2004 2003 2002	384,056 368,611 357,875	192,029 185,658 145,141	— — —	— — —	3,047 3,212 1,749
Alan R. Schwartz, Senior Vice President and General Manager, Financial Services Division	2004 2003 2002	230,958 226,600 220,004	253,698 224,657 221,440	180,000 — —	— 957 —	3,047 3,212 1,350
Henry H. Graham, Jr., Executive Vice President and Chief Financial Officer	2004 2003 2002	291,625 240,875 217,958	114,257 93,682 61,797	— — —	— — —	3,047 3,212 1,000
Matthew M. Mudd, Executive Vice President, Technology	2004 2003 2002	281,187 240,875 208,583	98,417 90,682 61,797	— — —	— — —	3,047 3,212 1,000

(1)
Represents a restricted stock award of 10,000 shares granted to Mr. Schwartz on March 16, 2004, which vests in equal annual installments over four years from the date of the grant. The value of this restricted stock award on December 31, 2004 was $218,500. With respect to this restricted stock award, Mr. Schwartz is not eligible to receive dividends.

(2)
Represents our 401(k) matching contributions.

Option Grants in Last Fiscal Year

        During our fiscal year 2004 we granted no stock options to the CEO or any of the four most highly compensated other employees who served as our executive officers during such year.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        None of our named executive officers exercised stock options during the year ended December 31, 2004. The following table sets forth information on unexercised options to purchase our common stock held by the named executive officers as of December 31, 2004.

			Number of securities underlying unexercised options at December 31, 2004
					Value of unexercised in-the-money options at December 31, 2004
Name	Shares acquired on exercise	Value realized
			Vested	Unvested	Vested	Unvested
Alan R. Schwartz	—	—	6,104	1,230	$13,734	$2,768

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004 with respect to shares of our common stock that may be issued under our existing equity compensation plans. The table does not include the additional shares that may be issuable pursuant to the proposed share increase to our 2004 Long-Term Incentive Plan that is the subject of Proposal No. 3 of this proxy statement.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders (1)	3,357,643	(2)	$19.57	(3)	442,095	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	3,357,643		$19.57		442,095

(1)
Consists of the 2004 Long-Term Incentive Plan, as amended, our 2001 Founders' Stock Option Plan, as amended (the "2001 Plan"), and shares of restricted stock granted under senior management agreements. For further information concerning the senior management agreements, see "Executive Compensation—Employment Agreements."

(2)
Includes 314,500 shares of common stock subject to restricted stock awards that will entitle the holders to one share of common stock for each such unit that vests over the holders' period of continued service and 1,185,688 shares of common stock subject to stock options that will entitle the holders, upon exercise, to one share of common stock for each such option that vests over the holders' period of continued service.

(3)
Calculated without taking into account 314,500 shares of common stock subject to outstanding restricted stock awards that will become issuable as those awards vest, without any cash consideration or other payment required for such shares.

(4)
Includes shares of common stock available for future issuance under the 2004 Long-Term Incentive Plan. As of December 31, 2004, 442,095 shares of common stock were available for issuance under the 2004 Long-Term Incentive Plan, and such reserve will be increased by 2,261,000 shares assuming stockholder approval of Proposal No. 3. Shares reserved for issuance under the 2004 Long-Term Incentive Plan may be issued upon the exercise of stock options, through direct stock issuances or pursuant to restricted stock unit awards that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. For further information concerning the 2004 Long-Term Incentive Plan, see Proposal No. 3. As of December 31, 2004, no shares of common stock were available for issuance under the 2001 Plan. Shares reserved for issuance under the 2001 Plan may be issued upon the exercise of outstanding stock options that vest upon the completion of designated service periods. For further information concerning the 2001 Plan, see "Executive Compensation—2001 Founders' Stock Option Plan."

Employment Agreements

John J. McDonnell, Jr.

        TNS Holdings, L.L.C. and Transaction Network Services, Inc. entered into a senior management agreement with Mr. McDonnell dated April 3, 2001, containing terms and conditions related to his employment and provisions related to securities ownership. Pursuant to his senior management agreement, Mr. McDonnell purchased 400 common units of TNS Holdings, L.L.C., each at a price of $100 per unit, which units were subject to vesting in equal monthly installments over 60 months. In connection with our initial public offering, TNS Holdings, L.L.C. dissolved, and Mr. McDonnell received a distribution of 495,321 shares of our common stock in return for his common units. His senior management agreement was amended and restated to add us as a party and to provide that substantially the same rights and restrictions apply to the shares of our common stock that Mr. McDonnell received under the amended agreement as applied to the TNS Holdings, L.L.C. common units that Mr. McDonnell surrendered upon the dissolution of TNS Holdings, L.L.C.

        The senior management agreement provides that Mr. McDonnell will serve as our Chairman and Chief Executive Officer until his resignation, disability or death, or the decision by the board of directors to terminate his employment with or without cause. Mr. McDonnell's annual base salary was initially set at $425,000, subject to any increase as determined by the board of directors based on the achievements of budgetary or other objectives set by the board, and Mr. McDonnell is eligible for an annual bonus of up to 100% of his annual base salary, based upon the achievement of budgetary and other objectives set by the board. If Mr. McDonnell's employment is terminated without cause or he resigns for good reason, during the one year period following his termination (or any extension to that period which may apply), Mr. McDonnell would be entitled to receive an amount equal to his annual base salary.

        Mr. McDonnell's senior management agreement requires him to protect the confidentiality of our proprietary and confidential information. Mr. McDonnell has also agreed not to compete with us or solicit our employees or customers for a period of one year if he is terminated without cause or resigns for good reason, or for a period of two years if he is terminated for any other reason. Under the agreement, good reason means that we move our offices to an area other than the Washington, D.C. area, we assign duties to Mr. McDonnell that are substantially inconsistent with his responsibilities as our Chairman and Chief Executive Officer or we make a substantial adverse alteration to those responsibilities, we reduce Mr. McDonnell's annual base salary, or we materially reduce the benefits we provide Mr. McDonnell. We are entitled to extend the non-competition and non-solicitation periods for an additional year upon written notice to Mr. McDonnell at least 90 days prior to the conclusion of the initial period.

        As of March 31, 2005, 396,257 shares of common stock were vested, and the remaining 99,064 shares will vest in 12 equal monthly installments on the last day of each month, if as of the last day of such month Mr. McDonnell's employment has not been terminated. All of the common stock which has not yet vested will vest upon a sale of the company, if Mr. McDonnell's employment has not been terminated at that time. Additionally, if Mr. McDonnell is terminated without cause or resigns for good reason, the common stock that would have vested within 12 months following his termination will vest at the time of his termination. If Mr. McDonnell's employment is terminated, the unvested common stock will be subject to repurchase by the company at the lesser of the price initially paid by Mr. McDonnell and the fair market value of such stock.

        Mr. McDonnell is not permitted to transfer his unvested common stock except pursuant to the applicable laws of descent and distribution or to the purchase rights of the company described above. The transfer restrictions on the unvested common stock survive until the consummation of an approved sale of the company. Without the consent of GTCR Fund VII, L.P., Mr. McDonnell is not permitted to transfer his vested common stock except pursuant to the applicable laws of descent and distribution, as part of an approved sale of the company or in connection with an approved public sale. The transfer restrictions on the vested common stock continue until such shares are transferred in an approved sale of the company or an approved public sale.

Brian J. Bates

        TNS Holdings, L.L.C. and Transaction Network Services, Inc. entered into a senior management agreement with Mr. Bates, dated April 3, 2001, containing terms and conditions related to his employment and provisions related to securities ownership. Pursuant to his senior management agreement, Mr. Bates purchased 250 common units of TNS Holdings, L.L.C., each at a price of $100 per unit, which units were subject to vesting in equal monthly installments over 60 months. In connection with our initial public offering, TNS Holdings, L.L.C. dissolved, and Mr. Bates received a distribution of 309,576 shares of our common stock in return for his common units. His senior management agreement was amended and restated to add us as a party and to provide that substantially the same rights and restrictions apply to the shares of our common stock that Mr. Bates received under the amended agreement as applied to the TNS Holdings, L.L.C. common units that Mr. Bates surrendered upon the dissolution of TNS Holdings, L.L.C.

        The senior management agreement provides that Mr. Bates will serve as our President and Chief Operating Officer until his resignation, disability or death, or the decision by the board of directors to terminate his employment with or without cause. Mr. Bates's annual base salary was initially set at $350,000, subject to any increase as determined by the board of directors based on the achievements of budgetary or other objectives as set by the board, and Mr. Bates is eligible for an annual bonus of up to 50% of his annual base salary, based upon the achievement of budgetary and other objectives set by the board. If Mr. Bates's employment is terminated without cause or he resigns for good reason, during the one year period following his termination (or any extension to that period which may apply), Mr. Bates would be entitled to receive an amount equal to his annual base salary.

        Mr. Bates's senior management agreement requires him to protect the confidentiality of our proprietary and confidential information. Mr. Bates has also agreed not to compete with us or solicit our employees or customers for a period of one year if he is terminated without cause or resigns for good reason, or for a period of two years if he is terminated for any other reason. Under the agreement, good reason means that we move our offices to an area other than the Washington, D.C. area, we assign duties to Mr. Bates that are substantially inconsistent with his responsibilities as our President and Chief Operating Officer or we make a substantial adverse alteration to those responsibilities, we reduce Mr. Bates' annual base salary, or we materially reduce the benefits we provide Mr. Bates. We are entitled to extend the non-competition and non-solicitation periods for an additional year upon written notice to Mr. Bates at least 90 days prior to the conclusion of the initial period.

        As of March 31, 2005, 247,661 shares of common stock were vested, and the remaining 61,915 shares will vest in 12 monthly installments on the last day of each month. Mr. Bates' common stock is subject to the same conditions and restrictions as those described above for Mr. McDonnell's common stock.

Alan R. Schwartz

        Transaction Network Services, Inc. entered into a senior management agreement with Mr. Schwartz dated April 24, 2001, containing terms and conditions related to his employment.

        The management agreement provides for Mr. Schwartz to serve as Senior Vice President, General Manager—Financial Services Division of Transaction Network Services, Inc. until his resignation, disability or death, or the decision by our Chief Executive Officer (CEO) or Chief Operating Officer (COO) to terminate his employment with or without cause. Mr. Schwartz's annual base salary was initially set at $220,000, subject to any increase as determined by the CEO or COO based on the achievements of budgetary or other objectives set out by the CEO or COO. Mr. Schwartz received a quarterly bonus of $40,000 for each of the fiscal quarters ending September 30, 2001 and December 31, 2001. Thereafter, Mr. Schwartz is eligible for an annual bonus (in an amount to be determined by Mr. Schwartz and us) based on the achievement of objectives set forth by the CEO or COO or upon the achievement of certain sales quotas or other objectives mutually agreed between Mr. Schwartz and us.

        If Mr. Schwartz's employment is terminated without cause or he resigns for good reason, during the one year period following his termination, Mr. Schwartz would be entitled to receive an amount equal to his annual base salary, which includes the aggregate amount of any bonuses paid to Mr. Schwartz during the four calendar quarters immediately preceding the termination date. Under the agreement, good reason means that we move our offices to an area other than the Washington, D.C. area, we assign duties to Mr. Schwartz that are substantially inconsistent with his responsibilities as our Senior Vice President and General Manager, Financial Services Division, or we make a substantial adverse alteration to those responsibilities, we reduce Mr. Schwartz's annual base salary, or we materially reduce the benefits we provide Mr. Schwartz.

        Mr. Schwartz's management agreement contains provisions requiring him to protect the confidentiality of our proprietary and confidential information. Mr. Schwartz has also agreed not to compete with us or solicit our employees or customers for a period of one year if he is terminated without cause or resigns for good reason, or for a period of 6 months if he is terminated or resigns for any other reason.

Henry H. Graham, Jr.

        TNS Holdings, L.L.C. and Transaction Network Services, Inc. entered into a senior management agreement with Mr. Graham, dated April 3, 2001, containing terms and conditions related to his employment and provisions related to securities ownership. Pursuant to his senior management agreement, Mr. Graham purchased 250 common units of TNS Holdings, L.L.C., each at a price of $100 per unit, which units were subject to vesting in equal monthly installments over 60 months. In connection with our initial public offering, TNS Holdings, L.L.C. dissolved, and Mr. Graham received a distribution of 309,576 shares of our common stock in return for his common units. His senior management agreement was amended and restated to add us as a party and to provide that substantially the same rights and restrictions apply to the shares of our common stock that Mr. Graham received under the amended agreement as applied to the TNS Holdings, L.L.C. common units that Mr. Graham surrendered upon the dissolution of TNS Holdings, L.L.C.

        The senior management agreement provides that Mr. Graham will serve as our Executive Vice President and Chief Financial Officer until his resignation, disability or death, or the decision by the board of directors to terminate his employment with or without cause. Mr. Graham's annual base salary was initially set at $200,000, subject to any increase as determined by the board of directors based on the achievements of budgetary or other objectives set by the board, and Mr. Graham is eligible for an annual bonus of up to 35% of his annual base salary, based upon the achievement of budgetary and other objectives set by the board. If Mr. Graham's employment is terminated without cause or he resigns for good reason, during the one year period following his termination (or any extension to the period which may apply), Mr. Graham would be entitled to receive an amount equal to his annual base salary.

        Mr. Graham's senior management agreement requires him to protect the confidentiality of our proprietary and confidential information. Mr. Graham has also agreed not to compete with us or solicit our employees or customers for a period of one year if he is terminated without cause or resigns for good reason, or for a period of two years if he is terminated for any other reason. Under the agreement, good reason means that we move our offices to an area other than the Washington, D.C. area, we assign duties to Mr. Graham that are substantially inconsistent with his responsibilities as our Executive Vice President and Chief Financial Officer or we make a substantial adverse alteration to those responsibilities, we reduce Mr. Graham's annual base salary, or we materially reduce the benefits we provide Mr. Graham. We are entitled to extend the non-competition and non-solicitation periods for an additional year, upon written notice to Mr. Graham at least 90 days prior to the conclusion of the initial period.

        As of March 31, 2005, 247,661 shares of common stock were vested, and the remaining 61,915 shares will vest in 12 monthly installments on the last day of each month. Mr. Graham's common stock is subject to the same conditions and restrictions as those described above for Mr. McDonnell's common stock.

Matthew M. Mudd

        TNS Holdings, L.L.C. and Transaction Network Services, Inc. entered into a senior management agreement with Mr. Mudd, dated April 3, 2001, containing terms and conditions related to his employment and provisions related to securities ownership. Pursuant to his senior management agreement, Mr. Mudd purchased 250 common units of TNS Holdings, L.L.C., each at a price of $100 per unit, which units are subject to vesting in equal monthly installments over 60 months. In connection with our initial public offering, TNS Holdings, L.L.C. dissolved, and Mr. Mudd received a distribution of 309,576 shares of our common stock in return for his common units. His senior management agreement was amended and restated to add us as a party and to provide that substantially the same rights and restrictions apply to the shares of our common stock that Mr. Mudd received under the amended agreement as applied to the TNS Holdings, L.L.C. common units that Mr. Mudd surrendered upon the dissolution of TNS Holdings, L.L.C.

        The senior management agreement provides that Mr. Mudd will serve as our Executive Vice President, Technology until his resignation, disability or death, or the decision by the board of directors to terminate his employment with or without cause. Mr. Mudd's annual base salary was initially set at $200,000, subject to any increase as determined by the board of directors based on the achievements of budgetary or other objectives set by the board, and Mr. Mudd is eligible for an annual bonus of up to 35% of his annual base salary, based upon the achievement of budgetary and other objectives set by the board. If Mr. Mudd's employment is terminated without cause or he resigns for good reason, during the one year period following his termination (or any extension to the period which may apply), Mr. Mudd would be entitled to receive an amount equal to his annual base salary.

        Mr. Mudd's senior management agreement requires him to protect the confidentiality of our proprietary and confidential information. Mr. Mudd has also agreed not to compete with us or solicit our employees or customers for a period of one year if he is terminated without cause or resigns for good reason, or for a period of two years if he is terminated for any other reason. Under the agreement, good reason means that we move our offices to an area other than the Washington, D.C. area, we assign duties to Mr. Mudd that are substantially inconsistent with his responsibilities as our Executive Vice President, Technology or we make a substantial adverse alteration to those responsibilities, we reduce Mr. Mudd's annual base salary, or we materially reduce the benefits we provide Mr. Mudd. We are entitled to extend the non-competition and non-solicitation periods for an additional year, upon written notice to Mr. Mudd at least 90 days prior to the conclusion of the initial period.

        As of March 31, 2005, 247,661 shares of common stock were vested, and the remaining 61,915 shares will vest in 12 monthly installments on the last day of each month. Mr. Mudd's common stock is subject to the same conditions and restrictions as those described above for Mr. McDonnell's common stock.

2004 Long-Term Incentive Plan

        See "PROPOSAL 3—APPROVAL OF AMENDMENTS TO THE TNS, INC. 2004 LONG-TERM INCENTIVE PLAN" for a description of the 2004 Long-Term Incentive Plan.

2001 Founders' Stock Option Plan

        Overview.    Our board of directors adopted the 2001 Founders' Stock Option Plan on July 19, 2001. The 2001 Plan was approved by the stockholders on April 24, 2002 and amended by our board of directors on October 24, 2002. All references to the 2001 Plan in this discussion are to the amended 2001 Plan. No further awards will be made under the 2001 Plan.

        Types of awards.    The 2001 Plan permitted awards of stock options, including incentive stock options and non-qualified stock options.

        Eligibility.    Our employees, officers, directors, consultants, independent contractors, and advisors, as well as those of our domestic and international subsidiaries and affiliates, are eligible to participate in the 2001 Plan.

        Options outstanding.    As of December 31, 2004, options to purchase an aggregate of 380,339 shares of our common stock were outstanding under the 2001 Plan.

        Administration.    The 2001 Plan is administered by the Compensation Committee of our board of directors, which has the authority, among other things to determine, the terms for treatment of options and awards upon a termination of employment or upon a change in control.

        Terms of options.    The exercise price of non-incentive options issued under the 2001 Plan are not less than 85% of the fair market value of the common stock on the date the option was granted, and the exercise price of incentive options issued under the 2001 Plan are not less than the fair market value of the common stock on the date the option was granted, except that the exercise price of incentive options are not less than 110% of the fair market value of the common stock on the grant date if the option was issued to a holder of 10% or more of our voting stock or the voting stock of a subsidiary. The committee determined the expiration dates, within 10 years of the date of grant, for each option granted under the 2001 Plan. Unexercised options expire if and when the holder no longer provides services to us or our subsidiaries or affiliates.

        Amendment and termination.    Our board of directors may amend or terminate the 2001 Plan at any time, as long as the amendment or termination does not negatively affect any option that has been previously granted under the 2001 Plan without the consent of the holder, but cannot increase the number of shares available for purchase pursuant to the exercise of options under the 2001 Plan, materially modify the requirement for eligibility under the 2001 Plan, or materially increase the benefits to participants under the 2001 Plan without approval of a majority of stockholders. If the board of directors does not terminate it earlier, the 2001 Plan will terminate on April 2, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Limited Liability Company Agreement

        On April 3, 2001, GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and GTCR Capital Partners, L.P. (collectively, the "GTCR Funds"), Heller Financial, Inc., Dunluce Investors III, L.L.C. and six of our executive officers entered into a limited liability company agreement governing the affairs of TNS Holdings, L.L.C., which held all of the outstanding shares of our Class A redeemable convertible preferred stock and more than 99% of the outstanding shares of our common stock prior to our initial public offering on March 16, 2004. The six executive officers entering into the agreement were:

  •
  John J. McDonnell, Jr., our Chairman and Chief Executive Officer,

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  Brian J. Bates, our President and Chief Operating Officer,

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  Henry H. Graham, Jr., our Executive Vice President, Chief Financial Officer and Treasurer,

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  John J. McDonnell III, our Executive Vice President, Corporate Development,

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  Matthew M. Mudd, our Executive Vice President, Technology, and

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  Edward C. O'Brien, our Senior Vice President and Corporate Controller.

        Dunluce Investors III, L.L.C. was a limited liability company owned by the six executives listed above and:

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  McDonnell & Associates, L.P., a Delaware limited partnership controlled by John J. McDonnell, Jr.,

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  M. Jacqueline McDonnell, the wife of John J. McDonnell, Jr.,

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  Sheila M. Bates, the wife of Brian J. Bates,

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  Kerry M. Mudd, the wife of Matthew M. Mudd,

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  Kevin M. McDonnell, the son of John J. McDonnell, Jr.,

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  Michael Q. Keegan, our Executive Vice President, General Counsel and Secretary,

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  James J. Mullen, our former Executive Vice President and General Manager, International Services Division,

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  Mark G. Cole, our Senior Vice President, Network Operations,

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  Larry A. Crompton, our Senior Vice President, POS Division,

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  Scott E. Ziegler, our Senior Vice President and Chief Systems Officer,

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  Peter M. Gorog, our former Senior Vice President and General Manager, Priority Messenger,

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  Raymond Low, the Senior Vice President and Managing Director of our subsidiary, Transaction Network Services (UK) Limited,

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  Francis N. MacDonagh, the Senior Vice President for International Networks of our subsidiary, Transaction Network Services (UK) Limited,

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  Alan Stephenson-Brown, the Vice President, Sales, Transaction Network Services (UK) Limited,

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  Timothy J. Bell, the Chief Technology Officer, Transaction Network Services (UK) Limited,

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  James T. McLaughlin, our Senior Vice President, Associate General Counsel and Assistant Secretary,

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  Jane Denise Low, the wife of Raymond Low, and

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  Karen Bell, the wife of Timothy J. Bell.

        Upon completion of our initial public offering, TNS Holdings, L.L.C. dissolved and its assets (which consisted entirely of our common stock after our Class A redeemable convertible preferred stock plus accrued and unpaid dividends were converted into common stock in connection with the initial public offering) were distributed to the GTCR Funds, Heller Financial, Inc., the members of Dunluce Investors III, L.L.C. and the six executive officers named above in accordance with the limited liability company agreement and the dissolution agreement described below.

        Pursuant to the limited liability company agreement, the assets of TNS Holdings, L.L.C. were distributed in the following order and priority.

  •
  First, to the holders of preferred units, a proportionate amount equal to the total unpaid yield with respect to such securities;

  •
  Second, to the holders of preferred units, a proportionate amount equal to the total unreturned capital with respect to such securities; and

  •
  Third, to the holders of common units, all remaining amounts (pro rata according to such holder's ownership of common units immediately prior to such distribution).

        Upon this distribution, Messrs. McDonnell, Jr., Bates, H. Graham and Mudd received 1,122,609, 390,762, 346,479, and 372,310 shares of our common stock, including shares held by them, their spouses and affiliates through Dunluce Investors III, L.L.C. and shares issued to them, their spouses and affiliates through Dunluce III, L.L.C. upon conversion of Class A redeemable convertible preferred stock plus accrued and unpaid dividends. Mr. Schwartz did not receive any shares of our common stock as part of this distribution.

Dissolution Agreement

        On March 19, 2004, we entered into a dissolution agreement with TNS Holdings, L.L.C., the members of TNS Holdings, L.L.C. and the members of Dunluce Investors III, L.L.C. relating to the:

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  conversion of our Class A redeemable convertible preferred stock plus accrued and unpaid dividends into shares of our common stock upon the closing of our initial public offering at the offering price,

  •
  distribution of TNS Holdings, L.L.C.'s shares of our common stock to its members and the members of Dunluce Investors III, L.L.C., and

  •
  termination of the unit purchase agreement, the co-invest purchase agreement and the warrant agreement described below.

Stock Purchase Agreement

        We entered into a stock purchase agreement dated as of April 3, 2001 with TNS Holdings, L.L.C. In connection with our initial public offering and TNS Holdings, L.L.C.'s dissolution, we amended the stock purchase agreement to include the GTCR Funds.

        The stock purchase agreement provided that we were obligated to obtain the prior written consent of GTCR Fund VII, L.P. before taking various actions, including:

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  subject to certain exceptions, issuing any equity securities or debt securities with equity features,

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  acquiring businesses, merging or consolidating with another entity,

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  selling, leasing or disposing of more than 15% of our consolidated assets (other than sales of inventory in the ordinary course of business),

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  liquidating, dissolving or effecting our recapitalization or reorganization,

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  entering into any transaction with any of our officers, directors, employees (or any of their relatives), affiliates or any entity in which any of the foregoing persons owns a beneficial interest,

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  amending our certificate of incorporation, bylaws or other agreements such that the number of authorized shares of our common stock would be increased or the rights of investors, including the GTCR Funds, would be impaired, or

  •
  taking any action with respect to the registration agreement described below.

        Prior to the completion of our initial public offering, the stock purchase agreement was amended to terminate the requirement that we obtain the consent of GTCR Fund VII, L.P. before taking the various actions discussed immediately above. Pursuant to the amended stock purchase agreement, the GTCR Funds are permitted to designate a representative to our Nominating and Corporate Governance Committee and our Compensation Committee so long as the GTCR Funds own at least 37.5% of the common stock that they owned immediately following our initial public offering and there is no prohibition against a GTCR Fund designee serving on such committees under applicable law or under the rules of the New York Stock Exchange. The amended stock purchase agreement also requires us to obtain the consent of the GTCR Funds before issuing stock-based compensation to any of the six executive officers named above. The GTCR Funds' rights under this provision will terminate when the GTCR Funds cease to own at least 37.5% of the common stock they owned immediately following our initial public offering.

        The amended stock purchase agreement also obligates us to deliver to the GTCR Funds financial statements, reports by accountants and an annual budget according to a specified schedule. The GTCR Funds may also inspect our properties, financial and corporate records as well as question our directors, officers, key employees and independent accountants regarding our finances and affairs.

Securityholders Agreement

        We were parties with the GTCR Funds, Heller Financial, Inc., Dunluce Investors III, L.L.C., the six executive officers named above, and TNS Holdings, L.L.C. to a securityholders agreement dated as of April 3, 2001.

        The securityholders agreement provided:

  •
  that our board of directors will consist of three members designated by the GTCR Funds, three members of management and up to three members agreed upon by the GTCR Funds and management or, if agreement is not reached, by the GTCR Funds,

  •
  restrictions on the transferability of TNS Holdings, L.L.C. membership units,

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  TNS Holdings, L.L.C. unitholders with a right to participate in transfers by other unitholders,

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  rights of first refusal with respect to certain proposed sales by our officers who are a party to the agreement, first to the company, then to certain other parties to the agreement, and

  •
  that the parties to the securityholders agreement (and their transferees) agree to approve and, if requested, to sell their shares on the terms and conditions approved by our board of directors and the holders of a majority of our common stock.

        In connection with our initial public offering, the securityholders agreement was terminated.

Senior Management Agreements

        We have entered into senior management agreements with each of Messrs. McDonnell, Jr., Bates, H. Graham, McDonnell III, Mudd and O'Brien. Messrs. McDonnell III and O'Brien purchased 250 and 100 common units of TNS Holdings, L.L.C., respectively, at a price of $100 per unit under substantially the same terms as those contained in the senior management agreement of Mr. McDonnell, Jr. In connection with our initial public offering and the dissolution of TNS Holdings, L.L.C., the senior management agreements were amended and restated, and Messrs. McDonnell III and O'Brien received a distribution of 309,576 and 123,830 shares of our common stock, respectively.

Purchase Agreements

        The following purchase agreements were entered into by TNS Holdings, L.L.C. on April 3, 2001. Each of these agreements were terminated pursuant to the dissolution agreement.

        Pursuant to a unit purchase agreement, GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P. and Heller Financial, Inc. acquired preferred units and common units of TNS Holdings, L.L.C. for an aggregate purchase price of $126,222,632 and $777,468, respectively, and GTCR Fund VII, L.P., GTCR Fund VII/A, L.P. and GTCR Co-Invest, L.P. committed, subject to certain conditions, to purchase up to an additional $42,000,000 of equity securities of TNS Holdings, L.L.C. Heller Financial, Inc. committed to purchase up to an additional $333,333 of equity securities of TNS Holdings, L.L.C. at such times as GTCR Fund VII, L.P., GTCR Fund VII/A, L.P. and GTCR Co-Invest, L.P. made subsequent investments.

        Under the terms of a co-invest purchase agreement, Dunluce Investors III, L.L.C. acquired preferred units and common units of TNS Holdings, L.L.C. for an aggregate purchase price of $7,951,032 and $48,968, respectively and committed to purchase up to an additional $2,666,667 of equity securities of TNS Holdings, L.L.C. at such times as the GTCR Funds made subsequent investments pursuant to the unit purchase agreement.

        Pursuant to a warrant agreement and in connection with loans made to TNS Holdings, L.L.C., GTCR Capital Partners, L.P. acquired warrants, which were exercised, representing the right to purchase 3,842 preferred units and 235 common units of TNS Holdings, L.L.C., as well as the right to purchase additional warrants for preferred units at such times that GTCR Capital Partners, L.P. made additional loans to TNS Holdings, L.L.C.

        There were no subsequent purchases of securities under the unit purchase agreement, the co-invest purchase agreement or the warrant agreement.

Registration Agreement

        We are a party to an Amended and Restated Registration Agreement dated as of March 19, 2004 with the GTCR Funds, Heller Financial, Inc., the prior members of Dunluce Investors III, L.L.C. and Messrs. McDonnell, Jr., Bates, H. Graham, McDonnell III, Mudd and O'Brien. The Amended and Restated Registration Agreement grants the holders of a majority of the shares of our common stock that are registrable under the registration agreement, whom we refer to as the majority stockholders, the right, at any time, to demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock. Subject to certain limitations, we are obligated to effect an unlimited number of long-form and short-form registrations upon the majority stockholders' demand, for which we will be required to pay the registration expenses.

        In addition, if we propose to register securities for our own account, the stockholders who are parties to the registration agreement may be entitled to include their shares in that registration. All of these registration rights are subject to conditions and limitations, which include our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Equity Sponsor's Investment in Syniverse Holdings, LLC

        Certain investment funds affiliated with GTCR are collectively the controlling stockholder of Syniverse Technologies, Inc. We have done business with Syniverse in the past and expect to continue to do business with Syniverse in the future. For the year ended December 31, 2004, we billed approximately $208,000 to Syniverse and paid approximately $1.7 million to Syniverse for services received and provided in the ordinary course of business. Collin Roche, who serves as one of our directors, also serves on the board of directors of Syniverse.

STOCK PERFORMANCE GRAPH

        The following chart shows how $100 invested in the our common stock as of March 16, 2004, the day our common stock began trading on the New York Stock Exchange, would have grown through the period ended December 31, 2004, compared with: (a) $100 invested in the Russell 2000 Index, and (b) $100 invested in a peer group of companies selected by us ("Group").

        The Russell 2000 Index was chosen because it represents companies of a comparable market capitalization and consists of a large number of companies listed on the NYSE.

        The peer group consists of eleven companies, each of whose business focus is similar to that of TNS. The return of each peer group company has been weighted according to its respective stock market capitalization for the purpose of arriving at a peer group average. Dividends paid by those companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost. The members of the peer group are as follows: Alliance Data Systems Corporation, Certegy Inc., ChoicePoint Inc., eFunds Corp., Equifax Inc., Global Payments Inc., GTECH Holdings Corp., CheckFree Corp., Digital Insight Corp., Open Solutions Inc., and Online Resources Corp.

	TNS	Russell 2000	Group
March 16, 2004	$100.00	$100.00	$100.00
December 31, 2004	$121.39	$114.99	$119.86

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed, subject to ratification by the stockholders, the firm of Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2005. Ernst & Young LLP has audited our consolidated financial statements for the fiscal years ended December 31, 2004 and 2003. A majority of the votes cast by holders of common stock is required for the ratification of the appointment of the independent registered public accounting firm. If the stockholders do not ratify the selection of Ernst & Young LLP, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee.

        Representatives of Ernst & Young LLP are expected to be present at the meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

AUDIT INFORMATION

        The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee consists of three members. All members of the Audit Committee are independent and financially literate as defined in the listing standards of the New York Stock Exchange. The board of directors has determined that Mr. S. Graham meets the definition of "audit committee financial expert" as that term is defined in the rules of the Securities Exchange Act.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of a permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services.

Fees of Independent Public Accountants

Audit Fees

        Fees for audit services totaled approximately $1,142,000 in the 2004 fiscal year and approximately $876,000 in the 2003 fiscal year. These fees include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

        Fees for audit-related services totaled approximately $23,000 in the 2004 fiscal year and approximately $23,000 in the 2003 fiscal year. Audit-related services principally include fees associated with the audit of our employee benefit plan.

Tax Fees

        Fees for tax services, including tax compliance, tax advice and tax planning, totaled approximately $289,000 in the 2004 fiscal year and approximately $340,000 in the 2003 fiscal year.

All Other Fees

        There were no fees for other services rendered to us by Ernst & Young LLP for the 2004 and 2003 fiscal years, other than the fees disclosed in the preceding three paragraphs of this proxy statement.

Report of the Audit Committee

        The Audit Committee's primary function is to assist the board in fulfilling its oversight responsibilities for financial reporting compliance by reviewing the audited financial statements, the systems of internal controls which management and the board of directors have established and the overall audit process. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2004. Management of the Company has the primary responsibility for the financial statements. Management has represented to the Audit Committee that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's independent registered public accounting firm, Ernst &Young LLP, was engaged to audit the Company's financial statements and to express an opinion on the conformity of such audited financial statements with GAAP. Prior to engaging Ernst &Young LLP, the Audit Committee discussed with Ernst &Young LLP the overall scope and plans for its audit.

        The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communications with Audit Committees, as amended. In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Ernst & Young LLP its independence from the Company and its management.

        During 2004, the Audit Committee reviewed quarterly financial statements and earnings releases of the Company. At each meeting held during the year, the Audit Committee met with the Company's Director of Financial Compliance and with Ernst & Young LLP, with and without management present. Audit Committee members also individually reviewed monthly operating and financial information of the Company.

        The Audit Committee reviewed and evaluated the relevant requirements of the Sarbanes-Oxley Act of 2002, the rules of the SEC and the listing standards of the New York Stock Exchange regarding audit committee procedures and responsibilities.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the TNS Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Audit Committee

John B. Benton
Stephen X. Graham
George G. Moore

PROPOSAL NO. 3—APPROVAL OF AMENDMENTS TO THE TNS, INC. 2004 LONG-TERM INCENTIVE PLAN WITH RESPECT TO THE ADDITION OF 2,261,000 SHARES.

        Our board of directors approved amendments to the TNS, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan"). These amendments (i) increase the number of shares available under the 2004 Plan by 2,261,000 shares, from 1,586,384 to 3,847,384, and (ii) amend Section 3.7(a) of the 2004 Plan to provide that no more than 70% of the shares authorized for issuance under the 2004 Plan may be issued pursuant to awards of stock bonuses, restricted stock, restricted stock units, performance shares or discounted stock options. Section 3.7(a) currently authorizes the issuance of up to 1,110,469 shares, which is 70% of the shares originally authorized for issuance under the 2004 Plan. A copy of the 2004 Plan, as amended and restated, is attached as Appendix B.

        As of March 31, 2005, a total of 407,612 shares of common stock were reserved for issuance pursuant to the 2004 Plan. If our stockholders approve the proposed amendments to the 2004 Plan, a total of 2,668,612 shares of common stock (approximately 9.5% of the outstanding shares as of March 31, 2004) will be reserved for issuance pursuant to the 2004 Plan. The amendments to the 2004 Plan will become effective on May 17, 2005, if approved by our stockholders. Stockholder approval is required by the New York Stock Exchange listing standards and Section 423(b) of the Code. The board of directors is asking our stockholders to approve the amendments to the 2004 Plan to assist us in attracting and retaining qualified employees, consultants and non-employee directors and motivating them to assist us in achieving our goals of increasing profitability and stockholder value, while also qualifying such shares for special tax treatment under section 421 and 423 of the Code.

        THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE TNS, INC. 2004 LONG-TERM INCENTIVE PLAN WITH RESPECT TO THE ADDITION OF 2,261,000 SHARES.

Vote Required.

        Approval of the proposed amendments to the 2004 Plan requires the affirmative vote of a majority of the votes cast by holders of common stock on the proposal at the annual meeting.

Summary of the 2004 Plan.

        Overview.    The 2004 Plan was adopted by our board of directors on February 12, 2004 and approved by our stockholders on March 15, 2004. The purpose of the 2004 Plan is to attract and retain qualified employees, consultants and non-employee directors and to motivate them to achieve long-term goals, to provide incentive compensation opportunities that are competitive with those of similar companies and to further align participants' interests with those of our other stockholders.

        Types of Awards.    Awards under the 2004 Plan may take the form of:

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  stock options (either incentive stock options that qualify under Section 422 of the Code or non-qualified stock options),

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  stock appreciation rights,

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  stock bonuses,

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  restricted stock,

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  restricted stock units,

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  performance units or

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  performance shares.

        Eligibility.    The persons eligible to receive awards under the 2004 Plan include all of our employees, the employees of our subsidiaries, our non-employee directors and any of our consultants, independent contractors or advisors that the Compensation Committee identifies as having a direct and significant effect on our performance. As of March 31, 2005 12 executive officers, 3 non-employee members of the board and 514 other employees were eligible to participate in the 2004 Plan.

        Share reserve/limitations.    As of March 31, 2005, 1,586,384 shares of common stock are authorized, of which 407,612 shares are available for issuance under the 2004 Plan. If the shares of stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited or cancelled, those shares will then become available for additional awards. The number of shares authorized and available for issuance under the 2004 Plan is subject to adjustment in the sole discretion of the Compensation Committee in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

        Administration.    The 2004 Plan is administered by the Compensation Committee of our board of directors. Each member of the Compensation Committee qualifies as an "outside director," as defined for purposes of Section 162(m) of the Code, and two members, serving as a subcommittee, qualify as "non-employee directors," as defined for purposes of Securities Exchange Act Rule 16b-3. The Compensation Committee has complete and absolute authority to make any and all decisions regarding the administration of the 2004 Plan.

        Terms of Awards.    Subject to certain restrictions and limitations that are set forth in the 2004 Plan, the Compensation Committee has complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination, cancellation and forfeiture provisions. On April 15, 2005, the closing price for our shares on the New York Stock Exchange was $19.14 per share.

        The Compensation Committee is subject to the following specific restrictions regarding the types and terms of awards:

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  No more than 1,110,469 shares, or no more than 70% of the shares authorized for issuance under the 2004 Plan if approved by the stockholders as recommended by the board of directors, may be issued pursuant to awards of stock bonuses, restricted stock, restricted stock units, performance shares or discounted stock options (that is, stock or stock options with an exercise price that is less than the fair market value of the stock on the date of grant). A discounted stock option is not included in this limitation if the recipient pays or otherwise foregoes value to us in an amount equal to the discount.

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  In addition, awards of stock bonuses, restricted stock, restricted stock units, performance shares and discounted stock options generally must either be subject to a vesting period of at least three years or subject to performance-based vesting over a period of at least one year, except that up to 20% of the total awards made in a fiscal year may be issued without this limitation.

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  No participant may receive in any fiscal year stock options covering more than 100,000 shares or awards other than stock options covering more than 75,000 shares.

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  No participant may receive in any year cash in payment for or settlement of a performance unit in excess of $500,000.

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  The exercise price for a stock option generally may not be less than 100% (in the case of an incentive stock option) or 85% (in the case of a non-qualified stock option) of the fair market value of the stock on the date of grant, and the base price for a stock appreciation right generally may not be less than 100% of the fair market value of the stock on the date of grant. The limitation on the amount of the discount in the case of non-qualified stock options will not apply if the recipient pays or otherwise foregoes value to us in an amount equal to the discount.

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  Generally, no award may expire more than ten years after the date of grant, except that the Compensation Committee may extend the expiration date to up to fifteen years after the date of grant if necessary or desirable under the particular rules applicable in foreign jurisdictions.

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  The aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

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  A participant's incentive stock options will terminate three months after termination of the participant's employment, except in the case of death or total and permanent disability, in which case the options will terminate twelve months after termination, and in the case of termination for cause, in which case the options will terminate immediately.

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  Incentive stock options will not be transferable or assignable by the participant other than by will or by the laws of descent and distribution following the participant's death, and will be exercisable by the participant during the participant's lifetime.

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  Stock options may not be "repriced" if the effect of such repricing would be to decrease the exercise per share applicable to such option.

        Non-Employee Directors.    The non-employee directors are eligible for non-qualified stock option and restricted stock awards under the 2004 Plan. The number of options or shares to be awarded is within the discretion of the Compensation Committee, except that (a) no non-employee director may receive awards covering more than 30,000 shares of stock in any year (other than the year the director joins the board of directors, when the limit is two times the normal annual limit) and (b) no more than 70% of the awards granted to a non-employee director during any year may consist of restricted stock. The Compensation Committee also has the discretion to permit a non-employee director to elect to receive stock options in lieu of the annual cash retainer fee. The number of options received in lieu of the annual retainer fee (or the method of computing the number) shall be set by the Compensation Committee. The Compensation Committee has the discretion to establish the terms and conditions of awards to the non-employee directors, including vesting and exercisability schedules and termination provisions, subject to the following limitations:

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  The exercise price of any option cannot be less than 100% of than the fair market value of the stock on the date of grant.

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  No option can be exercisable, and no share of restricted stock can become transferable, earlier than six months from the date of grant.

        Change in Control.    The Compensation Committee has the express authority to include in any award terms that provide for the acceleration of vesting and lapse of restrictions, as applicable, upon or following a change in control.

        Amendments and Termination.    The board of directors or the Compensation Committee, without the consent or approval of any plan participant, may amend, suspend or terminate the 2004 Plan or any award granted under the 2004 Plan, so long as that action does not materially impair any award then outstanding. Without the approval of the stockholders, however, neither the board of directors nor the Compensation Committee may amend the 2004 Plan to increase the number of shares available for issuance or to modify any of the limitations described in the 2004 Plan in such a manner as to materially reduce the limitation. The board of directors can terminate the 2004 Plan at any time. Nevertheless, no awards will be granted under the 2004 Plan after the tenth anniversary of its effective date.

        Federal Income Tax Consequences.    The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2004 Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

        Stock Options.    There will be no federal income tax consequences to either us or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and we will receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain. If the option is an incentive stock option, the participant will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price may give rise to "alternative minimum tax." When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. We will be entitled to a deduction in an amount equal to the ordinary income that the participant recognizes.

        Restricted Stock and Restricted Stock Units.    Generally, shares of restricted stock and restricted stock units are not taxable to a participant at the time of grant, but instead are included in ordinary income (at their then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

        Other Awards.    In the case of other awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares, and we will generally be entitled to a corresponding tax deduction.

        Deductibility of Executive Compensation.    We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options with exercise prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options should remain deductible without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under restricted stock units will be subject to the $1.0 million limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms.

        Accounting Treatment.    Under the accounting principles currently in effect, option grants made to employees and non-employee board members with exercise prices equal to or greater than the fair market value of the underlying shares on the grant date will not result in any direct charge to our reported earnings, unless certain modifications are made subsequently. However, the fair value of those options is required to be disclosed in the notes to our consolidated financial statements, and we must also disclose, in the notes to our consolidated financial statements, the pro forma impact those options would have upon our reported earnings had the fair value of those options at the time of grant been treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining our earnings per share on a fully-diluted basis.

        Option grants made under the 2004 Plan with exercise prices less than the fair market value of the underlying shares on the grant date would result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise price. The expense must be recognized against our earnings ratably over the applicable vesting periods.

        Shares issuable upon the vesting of restricted stock units awarded under the 2004 Plan will result in a direct charge to our reported earnings equal to the excess of the fair value of those shares on the date of the award over the cash consideration (if any) payable for such shares. The charge must be recognized against our earnings ratably over the applicable vesting periods. However, if the vesting of the shares is tied solely to performance milestones, then the award will be subject to variable accounting, and we will have to record compensation expense not only for the value of the shares on the date of the award but also for all subsequent changes in the value of those shares that occur prior to the vesting date. Similar accounting treatment will be in effect for any direct stock issuances made under the 2004 Plan.

        Option grants made to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the option measured on the vesting date of each installment of the underlying option shares. Accordingly, such charge will include the appreciation in the fair value of the option over the period between the grant date and the vesting date of each installment of that option. In addition, any options that are repriced will also trigger a direct charge to our reported earnings measured by the appreciation in the fair market value of the underlying shares over the period between the date of the repricing and the date the repriced option is exercised, forfeited, cancelled or expired. Compensation expense will be measured based on the amount by which the fair market value at the end of each quarter, or at date of exercise, if earlier, exceeds the exercise price.

        In December 2004 the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 123 (revised 2004). The accounting standards established by that statement will require the expensing of all share-based payments to employees, including stock option grants, commencing with our fiscal year that begins January 1, 2006. Accordingly, the foregoing summary of the applicable accounting treatment for stock options will change, effective with our 2006 fiscal year, and the stock options that we grant to our employees and non-employee board members will have to be valued as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings ratably over the applicable vesting periods. Similar option expensing will be required for any previously granted unvested options on the January 1, 2006 effective date, with the fair value of those unvested options as of their respective grant dates to be expensed against our earnings ratably over the remaining vesting periods. For shares issuable upon the vesting of restricted stock units made under the 2004 Plan, we will continue to accrue a compensation cost equal to the excess of the fair market value of the shares on the date of the award over the cash consideration (if any) paid for such shares. If shares subject to a direct issuance under the 2004 Plan are unvested at the time of such direct issuance, then the fair market value of those shares at the time of issuance will continue to be treated as a charge to our reported earnings to be amortized ratably over the vesting period. However, such accounting treatment will be applicable whether vesting is tied to service periods or performance goals.

        New Plan Benefits.    The awards that will be granted to eligible participants under the 2004 Plan are subject to the discretion of the Compensation Committee and therefore are not determinable at this time.

        Registration with SEC.    We intend to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the additional shares under the 2004 Plan.

STOCKHOLDER PROPOSALS FOR
OUR 2006 ANNUAL MEETING OF STOCKHOLDERS

        Generally, our bylaws require a stockholder who wishes to bring business before or propose director nominations at an annual meeting to give written notice to our Corporate Secretary at least 90 days before the date of the anniversary of the previous year's annual meeting. However, if the meeting is scheduled for a date more than 30 days prior to or delayed by more than 60 days after the anniversary of the previous year's meeting, then we must receive a stockholder's notice no later than 90 days prior to the annual meeting or 10 days after our notice or disclosure was given. A stockholder notice must describe the proposed business or nominee and identify the stockholder making the proposal or nomination. These requirements are more fully described in Article II, Section 12 of our bylaws, which are available on our Corporate Governance web page at www.tnsi.com or by writing to TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attn: Vice President, Finance and Investor Relations.

        Any proposal you intend to present at the 2006 Annual Meeting of Stockholders must be received by TNS at our principal office at 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191, Attention: Corporate Secretary, not later than January 17, 2006 if you wish to have it included in the proxy statement and form of proxy for that meeting.

        In addition, if we do not receive your proposal for presentation at the 2006 Annual Meeting by January 17, 2006, then our management proxies will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without having advised stockholders of the proposal in the proxy statement for the 2006 Annual Meeting.

OTHER MATERIALS

        Our Annual Report on Form 10-K for our 2004 fiscal year as filed with the SEC on March 31, 2005 is being mailed to stockholders along with this notice and proxy statement on or about April 20, 2005. Upon written request, we will provide any recipient of this proxy statement, free of charge, one copy of our complete Annual Report on Form 10-K for our 2004 fiscal year. Requests should be directed to the Vice President, Finance and Investor Relations, TNS, Inc., 11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191.

By Order of the Board of Directors,
Michael Q. Keegan, Secretary

April 18, 2005

Appendix A

TNS, INC.
Audit Committee Charter

Organization

        This charter governs the operations of the Audit Committee of TNS, Inc. (the "Company"). The Committee shall review and reassess the charter at least annually and obtain the Board's approval of the charter. Members of the Committee shall be members of, and appointed by, the Board on the recommendation of the Nominating and Corporate Governance Committee. The Committee shall have at least three members, each of whom is an independent director as such term is defined by the New York Stock Exchange, Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. All Committee members shall satisfy the financial literacy requirements of the New York Stock Exchange as determined by the Board in its business judgment or must become financially literate within a reasonable period of time after appointment, and at least one member shall be a "audit committee financial expert," as defined by SEC regulations. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the committee and discloses such determination in the Company's annual proxy statement. Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal. All vacancies in the Committee shall be filled by the Board. The Board shall designate one of the members as Chairman of the Committee, and the Committee shall keep a separate book of minutes of their proceedings and actions.

        The Committee shall meet at least six times each year, or more frequently as circumstances dictate. To foster open communication, the Committee should meet at least annually with management and the internal audit staff and the independent auditor in separate sessions. All meetings shall be at the call of the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may act only upon approval of a majority of its members. The action of the Committee at a meeting at which a quorum is present shall be the act of the Committee. The Committee may act in writing by the unanimous consent of its members.

        The Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Committee. The Committee shall periodically report on its activities to the Board and make such recommendations and findings as it deems appropriate.

Purpose

        The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, relating to:

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  the integrity of the Company's financial statements and its financial reporting process;

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  the systems of internal accounting and financial controls;

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  the performance of the Company's internal audit function and independent auditor;

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  the independent auditor's qualifications and independence; and

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  the Company's compliance with legal and regulatory requirements.

The Committee shall also prepare the report that SEC rules require to be included in the Company's annual proxy statement. In so doing, it is the responsibility of the Committee to maintain free and open communication with the Board, the independent auditor and management of the Company.

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, personnel of the Company and the independent auditor and, in its sole discretion and at the Company's expense, the authority to retain and terminate independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

        The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

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  The Committee shall be directly responsible for the appointment, retention and termination (subject, if applicable, to stockholder ratification), compensation, and oversight of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting and receiving the report of the independent auditor.

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  The Committee shall ensure the rotation of the lead audit partner as required by law and consider whether to rotate the audit firm itself.

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  The Committee shall pre-approve all audit and non-audit services provided by the independent auditor and shall not engage the independent auditor to perform the specific non-audit services proscribed by law or regulation. Alternatively, the Committee may adopt pre-approval policies and procedures detailed as to particular services and delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

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  At least annually, the Committee shall obtain and review a report by the independent auditor describing:

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  The firm's internal quality control procedures.

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  Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

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  All relationships between the independent auditor and the Company (to assess the auditor's independence).

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  The Committee shall set clear hiring policies for employees or former employees of the independent auditor that meet SEC regulations and stock exchange listing standards.

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  The Committee shall review and concur with management's appointment, termination or replacement of the director of internal audit.

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  The Committee shall discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Company's Business Code of Conduct).

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  The Committee shall meet separately periodically with management, the internal auditors and the independent auditor to discuss issues and concerns warranting Committee attention, including significant risks or exposures to the Company and the steps management has taken to minimize such risks. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditor to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

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  The Committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditor.

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  The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

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  The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor's report on management's assertion.

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  The Committee shall discuss the types of information to be disclosed and types of presentations to be made in earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each release or each instance of guidance.

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  The Committee shall review and discuss policies with respect to risk assessment and risk management.

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  The Committee shall discuss the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditor prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

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  The Committee shall discuss with management and the independent auditor the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

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  The Committee shall regularly report to the Board, including the results of the annual audit, and review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the internal auditor or the performance of the internal audit function. If requested by the Board, the Committee shall invite the independent auditor to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed).

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  The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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  The Committee shall receive attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

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  The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

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  The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

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  The Committee shall review the Company's disclosure in the proxy statement for its annual meeting of stockholders that describes whether the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, a copy of this Charter shall be included in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

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  The Committee shall perform an evaluation of its performance at least annually, as administered by the Nominating and Corporate Governance Committee, to determine whether it is functioning effectively.

Appendix B

TNS, INC.

AMENDED AND RESTATED

2004 LONG-TERM INCENTIVE PLAN

ARTICLE I

GENERAL

        1.1    Purpose.    The 2004 Long-Term Incentive Plan (the "Plan") has been established by TNS, Inc., a Delaware corporation (the "Company"), to attract and retain qualified employees, consultants and non-employee directors and to motivate them to achieve long-term goals, to provide incentive compensation opportunities that are competitive with those of similar companies and to further align Participants' interests with those of the Company's other stockholders through compensation alternatives based on the Company's common stock, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return.

        1.2    Term.    The Plan shall be effective as of the date on which it is approved by the Company's stockholders (the "Effective Date"), and unless the Plan is sooner terminated by the Board, no Award shall be granted under the plan after the tenth anniversary of the Effective Date.

        1.3    Defined Terms.    Capitalized terms used herein shall have the respective meanings ascribed to them in Section 5.1(a) below.

ARTICLE II

ADMINISTRATION AND OPERATION

        2.1    The Committee.

          (a)    Constitution.    The Plan will be administered by the compensation committee of the Board (the "Committee").

          (b)    Authority.

            (1)   The Committee shall have complete and absolute authority to construe and interpret the Plan and Awards granted hereunder, to establish and amend rules for Plan administration and to make all other determinations that it deems necessary or advisable for the effective administration of the Plan.

            (2)   Subject to the provisions of the Plan, the Committee shall have complete and absolute authority to select Award recipients, to determine the types of Awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of Awards and to amend, modify or suspend Awards. In making Award determinations, the Committee may take into account the nature of services rendered by the recipient, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

            (3)   In all matters relating to the Plan, the Committee shall act in a manner that is consistent with the Company's certificate of incorporation and bylaws and all applicable laws. The decisions and determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. All decisions relating to the Plan and any Award shall be final and binding on all persons. No member of the Committee shall be personally liable for any action or determination relating to the Plan or any Award that was taken or made in good faith.

          (c)    Delegation.    The Committee may delegate any or all of its authority and responsibilities with respect to the Plan and Awards, on such terms and conditions as it considers appropriate, to the Chief Executive Officer or the President of the Company or to such other members of the Company's management as it may determine; provided, however, that determinations and decisions regarding Awards or other benefits under the Plan to the Executive Officers may not be delegated and shall be made by the Committee. All references to "Committee" herein shall include those persons to whom the Committee has properly delegated authority and responsibility pursuant to this subsection.

        2.2    Eligibility.

          (a)   The Eligible Recipients shall consist of (1) all employees of the Company and its Subsidiaries, (2) all Non-Employee Directors and (3) any consultants, independent contractors or advisors to the Company or its Subsidiaries whom the Committee identifies as having a direct and significant effect on the performance of the Company or any of its Subsidiaries. No Eligible Recipient shall be entitled to receive any Award under the Plan unless and until such Eligible Recipient has been designated by the Committee to be a Participant and such Eligible Recipient has actually received such Award. The designation of an Eligible Recipient to receive any Award under the Plan shall not require the Committee to designate that person to receive any other Award under the Plan. In selecting Eligible Recipients to be Participants and in determining the type and amount of their respective Awards, the Committee shall consider any and all factors that it deems relevant or appropriate.

          (b)   The Plan does not constitute a contract of employment with any Eligible Recipient or Participant, and selection as a Participant will not give any Eligible Recipient the right to be retained in the employ of the Company or any Subsidiary or to continue to provide services to the Company or any Subsidiary.

        2.3    Withholding of Taxes.    All distributions under the Plan (including the grant of Awards and the issuance of Stock, cash or other consideration pursuant to an Award) are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Award, or the issuance of any Stock, cash or other consideration pursuant to an Award, on the satisfaction of applicable withholding obligations. The Committee, subject to such requirements as it may impose, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock that the Participant already owns or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

ARTICLE III

SHARES AVAILABLE FOR AWARDS

        3.1    Authorized Shares.    The number of Authorized Shares shall be equal to ~~the number of~~ 1,981 shares of Stock that~~, at the Effective Date, remain available for issuance~~ were not subject to awards under the Company's 2001 Founders Stock Option Plan (the "2001 Plan") at the Effective Date plus ~~1,584,403~~ 3,845,403 additional shares of Stock. In addition, any shares of Stock underlying outstanding awards under the 2001 Plan or this Plan that expire without being exercised or would otherwise again be available for issuance under the 2001 Plan or this Plan shall constitute Authorized Shares hereunder.

        3.2    Available Shares.    At any time, the number of shares that may then be issued pursuant to Awards under the Plan (the "Available Shares") shall be equal to the difference between (a) the number of Authorized Shares at such time and (b) the sum of (1) the number of shares of Stock subject to issuance upon exercise or settlement of then outstanding Awards and (2) the number of shares of Stock that have been previously issued upon exercise or settlement of outstanding Awards.

        3.3    Restoration of Shares.    If Stock subject to any Award is not issued or ceases to be issuable for any reason, including because the Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of Authorized Shares in calculating the number of Available Shares under Section 3.2 and shall again be included in Available Shares. In addition, any shares of Stock that are issued by the Company in connection with, through the assumption of or in substitution for outstanding awards previously granted by an entity acquired by the Company shall not be charged against the number of Authorized Shares in calculating the number of Available Shares under Section 3.2.

        3.4    Adjustments to Number of Authorized Shares and Available Shares.    In the event of any change in the number of outstanding shares of Stock by reason of a stock dividend, split, spin-off, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the number of Authorized Shares and the number of Available Shares, as well as the exercise price, the number of shares and other appropriate terms of any outstanding Award, may be equitably adjusted by the Committee in its sole discretion.

        3.5    Source of Stock.    Shares of Stock issued under the Plan may consist in whole or in part of authorized and unissued shares or treasury shares.

        3.6    No Fractional Shares.    No fractional shares shall be issued under the Plan or upon exercise or settlement of any Award. The Committee may determine to pay cash in lieu of any fractional share that would otherwise be issuable or may determine to cancel such fractional share with no payment of consideration.

        3.7    Limitation on Certain Awards.

          (a)   The maximum number of Authorized Shares that may be issued pursuant to Restricted Awards (as defined below) shall be equal to ~~1,110,469 shares~~70% of the Authorized Shares; provided, however, that this limitation shall not apply with respect to shares of Stock issued in connection with the exercise or settlement of an Award other than a Restricted Award, whether or not such shares of Stock are subject to a substantial risk of forfeiture when issued. The term "Restricted Award" means a Stock Award or a Stock Option with an exercise price that is less than 100% of the Fair Market Value per share of the Stock on the date of grant (provided, however, that a Stock Option shall not be considered to be a Restricted Award if the Participant pays or otherwise foregoes value to the Company in an amount at least equal to the difference between the Fair Market Value per share of Stock on the date of grant and the exercise price).

          (b)   Except for Restricted Awards relating to shares in the Unrestricted Pool (as defined below), all Restricted Awards shall either be subject to a vesting period of three years or more or be subject to vesting (over a period of at least one year) that is contingent upon specified performance standards. A Restricted Award that relates to shares in the Unrestricted Pool may be subject to whatever vesting restriction the Committee specifies, if any. The term "Unrestricted Pool" shall mean, for each fiscal year of the Company, a number of shares of Stock that is equal to 20% of the total number of shares of Stock underlying Awards made under the Plan during such fiscal year.

          (c)   No Participant shall receive in any fiscal year (1) Stock Options to which more than 100,000 shares of Stock are subject or (2) Awards (other than Stock Options) to which more than 75,000 shares of Stock are subject.

          (d)   No Participant shall receive in any fiscal year cash in payment for or settlement of a Performance Unit in excess of $500,000.

ARTICLE IV

Awards

        4.1    General.    Subject to the provisions of the Plan, the Committee shall determine the type of Award to grant to a Participant. Awards may be granted singly or in combination with other Awards. Awards also may be made in combination with, in replacement of, as alternatives to or as the payment form for grants or rights under any other compensation plan, contract or agreement of the Company.

        4.2    Award Terms.

          (a)   Subject to the provisions of the Plan, the Committee shall have complete and absolute authority to determine and establish the terms and provisions of each Award, including (as applicable) (1) the number of shares of Stock subject to the Award, (2) the exercise price or base price per share, (3) the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability), (4) the conditions under which the Award is cancelled or forfeited, (5) whether the Award is transferable and, if so, the circumstances under which such Award may be transferred and (6) the termination and expiration of the Awards. It shall be expressly within the discretion of the Committee to include in any Award terms that provide for the acceleration of vesting and lapse of restrictions, as applicable, upon or following a Participant's death, Permanent Disability or Normal Retirement or upon the occurrence of a Change in Control.

          (b)   Notwithstanding the provisions of subsection (a) of this Section, the following limitations shall apply to the Committee's exercise of its discretion (in addition to any other limitations that may be contained in other provisions of the Plan):

            (1)   The exercise price per share for an Incentive Stock Option shall be not less than 100% of Fair Market Value of the Stock on the date of grant, except that the exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall be not less than 110% of Fair Market Value of the Stock on the date of grant.

            (2)   The exercise price per share for a Non-Qualified Option shall not be less than 85% of the Fair Market Value of the Stock on the date of grant unless the Stock Option is granted retroactively in tandem with or as a substitution for a Stock Appreciation Right, in which case the exercise price per share shall not be less than 100% of the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted (as set forth in the applicable Award Agreement); provided, however, that this limitation shall not apply if the Participant pays or otherwise foregoes value to the Company in an amount at least equal to the difference between the Fair Market Value per share of Stock on the date of grant and the exercise price.

            (3)   The base price for a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Stock on the date of grant unless the Stock Appreciation Right is granted retroactively in tandem with or in substitution for a Stock Option, in which case the base price shall not be less than the exercise price of such tandem or replaced Stock Option.

            (4)   No Award (or any portion thereof) may expire more than ten years after the date of grant, except (i) that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall not exceed five years from the date of grant of such Incentive Stock Option and (ii) that the Committee may extend the expiration of an Award to no more than fifteen years after the date of grant if necessary, appropriate or desirable under laws, rules or regulations applicable in any foreign jurisdiction.

            (5)   The aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all the plans of the Company, its

    Parent and its Subsidiaries) shall not exceed $100,000. To the extent that the Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Stock Options for the amount in excess of $100,000 shall be treated as not being Incentive Stock Options and shall be treated as Non-Qualified Options. The foregoing shall be applied by taking Stock Options into account in the order in which they were granted. If the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Stock permitted to be subject to Incentive Stock Options, such different limit shall be incorporated herein and shall apply to any Incentive Stock Options granted after the effective date of such amendment.

            (6)   Except as provided in subsection (7) of this Section, Incentive Stock Options granted under the Plan shall terminate and may not be exercised if the Participant ceases to be employed by, or provide services to, the Company or any Subsidiary of the Company. A Participant shall be considered to be employed by the Company for all purposes under this subsection if the Participant is an officer or full-time employee of the Company or any Subsidiary of the Company or if the Committee determines that the Participant is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Subsidiary of the Company. The Committee shall have discretion to determine whether a Participant has ceased to be employed by the Company or any Subsidiary of the Company and the effective date on which such employment terminated (the "Termination Date"). If a Participant ceases to be employed by the Company and all Subsidiaries of the Company for any reason except death or permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code, the Incentive Stock Options which are then exercisable (and only to the extent exercisable) (the "Vested Incentive Stock Options") by the Participant on the Termination Date, may be exercised by the Participant, but only within three months after the Termination Date or such shorter period of time as provided in the Award, but in no event less than thirty days; provided that Stock Options may not be exercised in any event after the expiration of such Award; and provided, further, that if the association of the Participant with the Company shall terminate for "cause" (as determined by the Committee), all Stock Options theretofore granted to such Participant shall, to the extent not theretofore exercised, terminate forthwith.

            (7)   If a Participant's employment with the Company and all Subsidiaries of the Company is terminated because of the death of the Participant or the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code, the Vested Incentive Stock Options, as determined on the Termination Date, may be exercised by the Participant (or the Participant's legal representative), but only within twelve months after the Termination Date; and provided further that Stock Options may not be exercised in any event later than the expiration of such Award. If a Participant's employment with the Company and all Subsidiaries of the Company is terminated because of a disability of the Participant which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Incentive Stock Options, as determined on the Termination Date, may be exercised by the Participant or the Participant's legal representative, but only within three months after the Termination Date; and provided further that Stock Options may not be exercised in any event later than the expiration of such Award.

        4.3    Award Agreements.    Each Award will be evidenced by a written Agreement issued by the Company and setting forth the terms, provisions and conditions of such Award (an "Award Agreement"). Each Award Agreement shall be in such form as may be specified by the Committee and may be evidenced by an electronic transmission (including an e-mail or reference to a website or other URL) sent to the recipient through the Company's normal process for communicating electronically with its employees. As a condition to receiving an Award, the Committee may require the proposed Eligible Recipient to affirmatively accept the Award and agree to the terms, provisions and conditions set forth in the Award Agreement by physically or electronically executing the Award Agreement or by otherwise physically or electronically acknowledging such acceptance and agreement. With or without such affirmative acceptance and agreement, however, the Committee may prescribe conditions (including the exercise or attempted exercise of any benefit conferred by the Award) under which the proposed Eligible Recipient may be deemed to have accepted the Award and agreed to the terms, provisions and conditions set forth in the Award Agreement.

        4.4    Performance Based Compensation.    The Committee may designate any Award as "performance-based compensation" for purposes of Section 162(m) of the Code. Any Awards designated as "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures, and the measurement may be stated in absolute terms or relative to comparable companies. Notwithstanding any other provision of the Plan, the Committee may grant an Award that is not contingent on performance goals or is contingent on performance goals other than the Performance Measures, so long as the Committee has determined that such Award is not required to satisfy the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        4.5    Transferability of Awards.    Incentive Stock Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution following the Participant's death and shall be exercisable during the lifetime of the Participant only by the Participant. To the extent provided in any individual Award other than an Incentive Stock Option, the Award shall be transferable by gift to members of the Participant's Immediate Family, by instrument to an inter vivos or testamentary trust under which the Award is to be passed to beneficiaries upon the death of the Participant, by will, and by the laws of descent and distribution.

        4.6    Prohibition on Repricing.    Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any Stock Option granted under the Plan if the effect of such repricing would be to decrease the exercise price per share applicable to such Stock Option. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding Stock Options.

        4.7    Prohibition on Loans to Participants.    The Company shall not loan funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

        4.8    Dividends and Dividend Equivalents.    A Stock Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after such Stock is earned or vested), which payments may be either made currently or credited to an account for the Participant and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

        4.9    Settlement of Awards.    The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards or any combination thereof, as the Committee shall determine. Satisfaction of any such obligations under an Award may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents and may include converting such credits into deferred Stock equivalents.

        4.10    Awards to Non-Employee Directors.    Non-Employee Directors shall not be eligible to receive any Awards under the Plan other than the Awards specified in this Section.

          (a)    Discretionary Awards.    The Committee may, in its discretion, grant a Non-Qualified Option or Restricted Stock to any Non-Employee Director; provided, however, that (1) no Non-Employee Director may receive Awards (not including Awards granted in lieu of Annual Cash Retainer pursuant to subsection (b) of this Section) covering more than 30,000 shares of Stock in any Service Year (or, in the case of a newly-elected Non-Employee Director, covering more than two times the annual limit in the Service Year in which such Non-Employee Director is first elected or appointed to the Board) and (2) the aggregate number of shares of Stock awarded as Restricted Stock to a Non-Employee Director during any Service Year (not including Awards granted in lieu of Annual Cash Retainer pursuant to subsection (b) of this Section) may not exceed 70% of the total number of shares of Stock subject to all Awards granted to such Non-Employee Director during such Service Year. Awards under this Section are discretionary, and until the Committee grants an Award to a Non-Employee Director, such Non-employee Director shall not have any right or claim to any Award. The receipt of an Award under the Plan shall not give any Non-Employee Director any right or claim to receive any other Award under the Plan, and the Committee or the Board may determine that any or all Non-Employee Directors are not eligible to receive Awards under the Plan for an indefinite period or for specified Service Years.

          (b)    Awards in Lieu of Annual Cash Retainer.    In addition to any Awards granted pursuant to subsection (a) of this Section, the Committee, in its discretion, may permit a Non-Employee Director to elect to receive a Non-Qualified Option or Restricted Stock in lieu of all or a portion of his or her Annual Cash Retainer for any Service Year. If the Committee permits any such election, it, in its discretion, shall determine the appropriate terms of such Award (including the appropriate number of shares of Stock subject to the Award and, in the case of a Non-Qualified Option, the appropriate exercise price per share). Any such election, if permitted by the Committee, shall be made in accordance with such procedures as are adopted from time to time by the Committee.

          (c)    Terms of Non-Employee Director Awards.    In connection with the grant of an Award under this Section, the Committee, in its discretion pursuant to Section 4.2, shall establish the terms and provisions of such Award, subject to the following limitations (in addition to any other applicable limitations that may be contained in other provisions of the Plan):

            (1)   The exercise price per share of any Stock Option granted pursuant to this Section shall not be less than 100% of the Fair Market Value of the Stock on the date of grant;

            (2)   No Stock Option (or any portion thereof) granted pursuant to this Section may be exercisable earlier than six months from the date of grant; and

            (3)   No Restricted Stock (or any portion thereof) granted pursuant to this Section may be transferable earlier than six months from the date of grant.

ARTICLE V

General Provisions

        5.1    Use of Terms.

          (a)    Defined Terms.    As used herein, the following terms shall have the respective meanings indicated below:

            "Annual Cash Retainer" means the annual cash retainer fee, in such amount as is established from time to time by resolution of the Board, payable to a Non-Employee Director for his or her services as a director of the Company.

            "Authorized Shares" means the aggregate number of shares of Stock that may be issued pursuant to Awards under the Plan, as specified in Section 3.1.

            "Available Shares" has the meaning specified in Section 3.2.

            "Award" means an award granted under the Plan. An Award may be in the form of Stock Options, Stock Appreciation Rights, Stock Bonuses, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

            "Award Agreement" has the meaning specified in Section 4.3.

            "Board" means the Board of Directors of the Company.

            "Change in Control" shall mean any transaction or series of transactions which occur after the Plan has been adopted by the Company's stockholders as a consequence of which any person or group of persons in the aggregate acquires: (i) capital stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided, that, a Change in Control shall not include an initial public offering and sale of equity securities of the Company.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Committee" has the meaning specified in Section 2.1(a).

            "Company" has the meaning specified in Section 1.1.

            "Effective Date" has the meaning specified in Section 1.2.

            "Eligible Recipient" means any person who is eligible to receive an Award under the Plan, as specified in Section 2.2(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Executive Officer" means an Executive Officer of the Company, as defined in Securities Exchange Act Rule 16a-1(f), as such rule may be amended form time to time.

            "Fair Market Value" of a share of Stock on a particular date shall be equal to the average of the high and low sales prices of the Stock reported on the New York Stock Exchange composite tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, the Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of Fair Market

    Value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the Committee may use any other definition of Fair Market Value consistent with applicable tax, accounting and other rules.

            "Immediate Family" shall mean an individual who is a member of the Participant's "immediate family" as that term is defined under Securities Exchange Act Rule 16a-1(e), as amended from time to time.

            "Incentive Stock Option" means a Stock Option that is intended to satisfy the requirement applicable to an "incentive stock option" as that term is described in Section 422(b) of the Code.

            "Non-Employee Director" means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

            "Non-Qualified Option" means a Stock Option that is not intended to satisfy the requirement applicable to an "incentive stock option" as that term is described in Section 422(b) of the Code.

            "Normal Retirement" has the meaning specified from time to time by the Committee.

            "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Incentive Stock Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            "Participant" means any person who receives an Award under the Plan.

            "Performance Measures" mean (1) total stockholder return (Stock price appreciation plus dividends), (2) net income, (3) earnings per share, (4) return on sales, (5) return on equity, (6) return on assets, (7) return on invested capital, (8) increase in the market price of Stock or other securities, (9) revenues (10) operating income, (11) operating margin (operating income divided by revenues), (12) the performance of the Company or any Subsidiary or division thereof in any of the items mentioned in clause (1) through (11) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the period for measuring performance under an Award and (13) the performance of the Company or any Subsidiary or division thereof in any of the items mentioned in clause (1) through (11) in comparison to a budget or target established before the beginning of the period for measuring performance under an Award; and any other performance objective approved by the committee and stockholders of the Company in accordance with Section 162(m) of the Code.

            "Performance Share" is a grant of Stock subject to the satisfaction of specified conditions or the achievement of specified performance goals.

            "Performance Unit" is a right to receive a cash payment subject to the satisfaction of specified conditions or the achievement of specified performance goals.

            "Permanent Disability" means a participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

            "Plan" has the meaning specified in Section 1.1.

            "Restricted Award" has the meaning specified in Section 3.7(a).

            "Restricted Stock" is Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions or the achievement of specified performance goals.

            "Restricted Stock Unit" is a right to receive Stock in the future, with the right to future delivery of such Stock being subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of specified conditions or the achievement of specified performance goals.

            "Securities Act" means the Securities Act of 1933.

            "Service Year" means the approximately annual period commencing at an annual meeting of the Company's stockholders and ending at the next annual meeting of the Company's stockholders.

            "Stock" means the common stock, $0.001 par value per share, of the Company.

            "Stock Appreciation Right" is a right to receive an amount, payable in cash or shares of Stock, equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date of exercise over a base price for such number of shares of Stock set forth in the applicable Award Agreement.

            "Stock Award" is an Award consisting of Restricted Stock, Restricted Stock Units, Performance Shares or a Stock Bonus.

            "Stock Bonus" is a grant of Stock that is not subject to a substantial risk of forfeiture or other conditions.

            "Stock Option" is a right to purchase a specified number of shares of Stock at a specified price. A Stock Option may be an Incentive Stock Option or a Non-Qualified Option. A Stock Option designated an Incentive Stock Option can, prior to its exercise, be changed to a Non-Qualified Option with the consent of the Participant.

            "Subsidiary" means any entity of which 50% or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company. Notwithstanding the foregoing, the Committee may use any other definition of "Subsidiary" it deems necessary or desirable in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan.

            "Ten Percent Shareholder" shall mean a Participant who, at the time an Incentive Stock Option is granted, owns directly or indirectly (within the meaning of section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or a Subsidiary.

            "2001 Plan" has the meaning specified in Section 3.1.

            "Unrestricted Pool" has the meaning specified in Section 3.7(b).

          (b)    Other Definitional Provisions.

            (1)   Words of any gender (whether masculine, feminine or neuter) shall be deemed to include all other genders. Words of the singular number shall be deemed to include the plural number, and vice versa, where applicable.

            (2)   When used herein, the word "including" means "including, without limitation."

            (3)   Unless otherwise specified, references herein to Articles or Sections shall be deemed to be references to Articles or Sections, as applicable, of the Plan. When used herein, the words "hereof," "herein" and "hereunder" and words of similar import shall refer to the Plan as a whole and not to any particular provision of the Plan.

        5.2    Amendment and Termination.    The Board or the Committee may at any time and in any way amend, suspend or terminate the Plan or any Award granted under the Plan; provided, however, that no such amendment, suspension or termination may materially impair any Award then outstanding without the consent of the holder of such Award; and provided further, however, that without the requisite vote of the Company's stockholders, no amendment to the Plan may increase the number of shares available for issuance under the Plan or modify any of the limitations described in Section 3.7, 4.2(b), 4.6 or 4.7 in such a manner as to materially reduce such limitation.

        5.3    Liability of the Company.    By accepting any benefits under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, any action taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board. No Participant or any person claiming under or through a Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and the Award Agreement relating thereto. Neither the Company, its directors, officers or employees, nor any Subsidiary, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

        5.4    Unfunded Plan.    Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards, any such accounts will be used merely as an administrative convenience. Except for the holding of Restricted Stock in escrow, the Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of Stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

        5.5    Rights as Stockholder.    No Award under the Plan shall confer upon a Participant any right as a stockholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of shares of Stock. If the transfer of Stock is restricted, certificates representing such Stock may bear a legend referring to such restrictions.

        5.6    Compliance With Applicable Laws.    Notwithstanding any other provision of the Plan or any Award Agreement, the Company shall have no obligation to issue any shares of Stock under the Plan or pursuant to any Award unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan or pursuant to an Award, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. The certificates representing the shares of Stock issued pursuant to an Award under the Plan may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws and regulations.

        5.7    Governing Law and Venue.    The Plan and Awards granted hereunder (including Award Agreements evidencing such Awards) will be governed by and construed in accordance with the laws of the State of Delaware, other than with respect to choice of laws, rules and principles. Venue for any and all disputes arising out of or in connection with the Plan, any Award hereunder or any Award Agreement shall exclusively be in the City of Alexandria and Fairfax County, Virginia, and the federal court sitting in Alexandria, Virginia and county court sitting in Fairfax County, Virginia shall have exclusive jurisdiction to adjudicate such disputes.

        5.8    Foreign Jurisdictions.    To the extent that the Committee determines that the material terms set by the Committee or imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those terms and provide for such additional terms and conditions as the Committee determines to be necessary, appropriate or desirable to accommodate differences in local law, policy or custom or to facilitate administration of the Plan. The Committee may adopt or approve sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders.

TNS, INC.

Annual Meeting
of
Stockholders

Tuesday, May 17, 2005, at 10:00 a.m.
TNS' offices located at
1939 Roland Clarke Place, Reston, Virginia

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, VOTE, SIGN, DATE AND RETURN YOUR
PROXY BY MAIL

FOLD AND DETACH HERE

TNS, INC.

Proxy Solicited on Behalf of the Board of Directors
for Annual Meeting of Stockholders, May 17, 2005

The undersigned stockholder(s) hereby appoint(s) John J. McDonnell, Jr. and Michael Q. Keegan, and each of them, their attorneys and agents, with full power of substitution, to vote as Proxy for the undersigned, as herein stated, at the Annual Meeting of Stockholders of TNS, Inc. to be held at TNS' offices on Tuesday, May 17, 2005 at 10:00 a.m., EDT, and at any postponements or adjournments thereof, according to the number of votes the undersigned would be entitled to vote on the proposals as set forth on the reverse side if personally present.

(Continued and to be signed on the reverse side)

(Change of Address)

(If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

TNS, Inc.
Annual Meeting of
Stockholders

Tuesday, May 17, 2005, at 10:00 a.m.
TNS' offices located at
1939 Roland Clarke Place, Reston, Virginia

You can submit your proxy by mail

BY MAIL
Mark, sign and date your proxy card and return it in the enclosed envelope to: Wachovia Bank, N.A. Attn: Proxy Tabulation NC-1153 P.O. Box 217950 Charlotte, NC 28254-3555

FOLD AND DETACH HERE

☒
Please mark your votes
as in this example.

This proxy, when properly signed, will be voted as directed by the undersigned stockholder(s). If no direction is specified, this proxy will be voted FOR the nominees listed below and FOR proposals 2 and 3 as recommended by the Board of Directors.

The Board of Directors recommends that you vote FOR the nominees listed below and FOR proposals 2 and 3.

1.
To elect directors to serve until the 2006 Annual Meeting of Stockholders.

  ☐ FOR all nominess listed below (except as indicated)        ☐ WITHHELD AUTHORITY to vote for all nominees

Nominees:
01 Brian J. Bates 02 John B. Benton 03 Philip A. Canfield 04 Stephen X. Graham 05 John J. McDonnell, Jr.	06 John J. McDonnell III 07 George G. Moore 08 Bruce V. Rauner 09 John V. Sponyoe

  (Instruction: To withhold authority to vote for any individual nominee, write the name(s) of such nominee(s) below.)

______________________________________________________

2.
To ratify the appointment of Ernst & Young LLP as TNS, Inc.'s independent registered public accounting firm for our 2005 fiscal year.

  ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

3.
To approve amendments to the TNS, Inc. 2004 Long-Term Incentive Plan with respect to the addition of 2,261,000 shares.

  ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

4.
To consider such other business that may properly come before the meeting or any adjournment of the meeting.

  Please sign exactly as name(s) appear on the reverse side. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature
Signature
Date

Change of address on reverse side ☐

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION ABOUT VOTING
SECURITY OWNERSHIP OF MANAGEMENT AND FIVE PERCENT OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 1—ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
Equity Compensation Plan Information
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT INFORMATION
PROPOSAL NO. 3—APPROVAL OF AMENDMENTS TO THE TNS, INC. 2004 LONG-TERM INCENTIVE PLAN WITH RESPECT TO THE ADDITION OF 2,261,000 SHARES.
STOCKHOLDER PROPOSALS FOR OUR 2006 ANNUAL MEETING OF STOCKHOLDERS
OTHER MATERIALS
TNS, INC. Audit Committee Charter
TNS, INC. AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN
ARTICLE I GENERAL
ARTICLE II ADMINISTRATION AND OPERATION
ARTICLE III SHARES AVAILABLE FOR AWARDS
ARTICLE IV Awards
ARTICLE V General Provisions